KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
--------------------------------------------------------------------------------

INVESCO STOCK FUNDS

BLUE CHIP GROWTH FUND
DYNAMICS FUND
GROWTH & INCOME FUND
INVESCO ENDEAVOR FUND
SMALL COMPANY GROWTH FUND
VALUE EQUITY FUND
S&P 500 INDEX FUND





                                     ANNUAL










                                 [INVESCO ICON]
                                     INVESCO

ANNUAL REPORT | July 31, 1999

"THE FIRST NINE MONTHS OF ITS EXISTENCE HAVE SEEN OUR FUND COVER A GOOD BIT OF GROUND. THIS HAS BEEN TRUE NOT ONLY OF ITS RETURNS--WHICH HAVE BEEN VERY REWARDING--BUT ALSO IN TERMS OF THE KINDS OF MARKETS INVESCO ENDEAVOR FUND HAS EXPERIENCED." (PAGE 10)

As you may know, at the shareholder meeting in May, shareholders approved reorganizing several INVESCO funds. As a result, the fiscal year-end for INVESCO Stock Funds, Inc., is now July 31. Growth & Income Fund, Value Equity Fund and S&P 500 Index Fund now pay dividends in January, April, July, and October.

Graph:   Blue Chip Growth Fund 10-Year Total Return vs. S&P 500 Index

         This line graph compares the value of a $10,000 investment in INVESCO Blue Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 7/31/99.

Graph:   Dynamics Fund 10-year Total Return vs. S&P MidCap 400 Index

         This line graph compares the value of a $10,000 investment in INVESECO Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 07/31/99.

Graph: Small Company Growth Fund since inception (12/91) Total Return vs. Russell 2000 Index

         This line graph compares the value of a $10, 000 investment in INVESCO Small Company Growth Fund to the value to a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/91) through 07/31/99.

Graph:   Value Equity Fund 10-year Total Return vs. S&P 500 Index

         This line graph compares the value of a $10,000 investment in INVESECO Value Equity Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 07/31/99.

Graph: Growth & Income Fund since inception (07/98) Total Return vs. S&P 500 Index

         This line graph compares the value of a $10,000 investment in INVESECO Growth & Income Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (07/98) through 07/31/99.

Graph: INVESCO Endeavor Fund since inception (10/98) Total Return vs. S&P 500 Index

         This line graph compares the value of a $10,000 investment in INVESECO Endeavor Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (10/98) through 07/31/99.

Graph: S&P 500 Index Fund-Class I and II since inception (12/97) Total Return vs. S&P 500 Index

         This line graph compares the value of a $10,000 investment in INVESCO S&P 500 Index Fund Class I and II to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/97) through 07/31/99.

The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the 10-year period or from inception through 07/31/99. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (of course, past performance is not a guarantee of future results.) (1),(2)

                                  TOTAL RETURN,
                             PERIODS ENDED 7/31/99(1)
                         CUMULATIVE                      AVERAGE ANNUALIZED
                          6 MONTHS    1 YEAR      5 YEARS*    10 YEARS*          PAGE NUMBER
--------------------------------------------------------------------------------------------
Blue Chip Growth          -0.58%      22.83%      23.66%      16.87%                       4
--------------------------------------------------------------------------------------------
Dynamics                  16.39%      33.98%      25.43%      20.11%                       6
--------------------------------------------------------------------------------------------
Growth & Income            6.51%      45.25%      55.82%      (since inception 7/98)       8
--------------------------------------------------------------------------------------------
INVESCO Endeavor           8.00%      66.10%      (cumulative since inception 10/98)      10
--------------------------------------------------------------------------------------------
Small Company Growth      16.23%      32.32%      18.45%      18.39%**                    12
--------------------------------------------------------------------------------------------
Value Equity               0.94%       8.05%      18.78%      13.56%                      13
--------------------------------------------------------------------------------------------
S&P 500 Index - Class I    3.96%      20.40%      26.36%      (since inception 12/97)     15
--------------------------------------------------------------------------------------------
S&P 500 Index - Class II   3.83%      20.09%      26.92%      (since inception 12/97)     15
--------------------------------------------------------------------------------------------

*  Average Annualized
** Since Inception 12/91

BLUE CHIP GROWTH FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------

Dear Shareholder:

Reflecting on the past year, we see two roughly equal periods for our fund. The first period, which lasted until this spring, saw us dramatically outperform the domestic market as it recovered from the Asian financial crisis. The second, which took us through the summer, was considerably less robust.

Looking forward, however, it is the latter period that may be more encouraging for the long-term future of our fund. Many of the leading companies in which we invest have come down significantly in price.We view this as an opportunity to increase our investment in these firms, which have shown few signs of losing their expanding lead over the competition.

For the one-year period ended July 31, 1999, the value of your shares rose 22.83%. This return slightly exceeded that of the S&P 500 over the same period, which rose 20.20%. (Of course, past performance is not a guarantee of future results.)(1),(2)

A NEW DYNAMIC
In our last report, we explained to you the factors behind the favorable performance of large-company growth stocks over the previous six months. Worried about a global economic slowdown, investors headed toward those relatively few companies that could reliably deliver solid earnings growth. This was particularly true of leading companies within the pharmaceutical and technology sectors, both areas of focus for our fund. At the same time, declining interest rates encouraged investors to increase their investment horizons and place a higher emphasis on future earnings in evaluating companies.

To a certain extent, these same factors have reversed over the past several months. With the global economy recovering, the markets have become more willing to seek out low-priced companies that might benefit from a healthier environment. At the same time, interest rates have moved up in response to worries that the Federal Reserve Board might tighten interest rates in order to head off inflation.
--------------------------------------------------------------------------------

FUND MANAGEMENT

TRENT E. MAY, CFA

VICE PRESIDENT TRENT E. MAY IS LEAD MANAGER OF BLUE CHIP GROWTH FUND. HE RECEIVED A BA FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1987, AND JOINED INVESCO IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

DOUGLAS J. MCELDOWNEY, CFA, CPA

WE ARE PLEASED TO ANNOUNCE THAT DOUGLAS MCELDOWNEY HAS JOINED INVESCO AS VICE PRESIDENT AND CO-MANAGER OF BLUE CHIP GROWTH FUND. DOUG RECEIVED HIS BA FROM THE UNIVERSITY OF KENTUCKY AND HIS MBA FROM ROLLINS COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1984 AND HAS CO-MANAGED THIS FUND SINCE APRIL 1999. HE IS A CHARTERED FINANCIAL ANALYST AND CERTIFIED PUBLIC ACCOUNTANT.

BUT THE FUNDAMENTALS REMAIN IN PLACE
It is worth noting, however, that fundamentals of the companies we invest in have remained remarkably stable in the face of these external changes. Indeed, earnings growth has been spectacular of late, with many companies enjoying growth rates above 40 percent. (Of course, past performance is no guarantee of future results and the composition of our holdings is subject to change.)

As a result, we have lately seen a great divergence between earnings and stock price performance. The experience of the retail and online brokerage firm Charles Schwab is illustrative. A strong performer last year, the stock price has recently fallen more than 50 percent. At the same time, however, Schwab has managed to continue to sign on clients, and profits have increased more than 100 percent on a year-over-year basis.

CHANGE CREATES OPPORTUNITY
While frustrating on the one hand, this curious result has also given us the opportunity to increase our investments in Schwab and other leading companies. Indeed, the portfolio has recently become more concentrated as we have taken advantage of these prices to liquidate other holdings and strengthen our positions in these companies.

Certainly, nothing in the past several months has shaken our faith in the tenets of our growth investing discipline. We still believe that leading companies in growing sectors such as communications and technology will continue to widen their lead over the next several years, and patient growth investors may be amply rewarded.


/s/Trent May                                /s/Douglas J. McEldowney

Trent E. May                                Douglas J. McEldowney
Vice President                              Vice President

DYNAMICS FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------

Dear Shareholder:

This has been a rewarding year for our fund based on our total returns, but we are especially pleased with the consistency of those returns over the period. Last fall and winter, when investors were focused almost exclusively on the stocks of large companies, we were nonetheless able to enjoy results from mid-sized stocks. As the market began to shift back toward small- and mid-capitalization firms this spring, our consistent focus on these stocks proved a rewarding strategy.

For the one-year period ended July 31, 1999, the value of your shares rose 33.98%. This return handily exceeded that of the S&P MidCap 400 Index over the same period, which rose 19.32%. (Of course, past performance is not a guarantee of future results.)(1),(2)

Our success over the past year was based largely on our ability to choose mid-sized companies that are leaders in rapidly expanding industries. Of course, even these firms have endured periodic reversals. No company is entirely insulated from the sort of financial and economic turmoil the world experienced last summer. Additionally, as interest rates crept upward this spring, even the stocks of strong companies suffered as investors re-evaluated the equity markets.

COMMUNICATIONS: A PRIME GROWTH SECTOR
Still, we believe that many of these firms stand at the frontiers of dramatic new vistas being opened by economic and technological change--and that this fact will prove the ultimate driver of their stock performance. The communications revolution serves as a prime example. Due to new technologies and world growth, the size of the communications market is expanding rapidly. Data, voice, audio, and video traffic are speeding across national boundaries at rates that few could have predicted even a decade ago.

At the same time, the competitive landscape of the communications sector is evolving. Incumbent firms around the world--whether government-sponsored
monopolies  or  simply  entrenched  firms--have  begun  to  see  their   domains
--------------------------------------------------------------------------------

FUND MANAGEMENT

TIMOTHY J. MILLER, CFA

SENIOR VICE PRESIDENT TIM MILLER IS LEAD MANAGER OF DYNAMICS FUND. HE ALSO LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST. TIM HAS OVER 20 YEARS OF INVESTMENT EXPERIENCE.

THOMAS R. WALD, CFA

VICE PRESIDENT TOM WALD CO-MANAGES DYNAMICS FUND. TOM BEGAN HIS INVESTMENT CAREER IN 1988. PRIOR TO JOINING INVESCO, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT IN BIRMINGHAM, MICHIGAN. TOM HOLDS A MBA FROM THE WHARTON SCHOOL, UNIVERSITY OF PENNSYLVANIA, AND A BA FROM TULANE UNIVERSITY. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

encroached upon. The newcomers are often carriers or equipment makers that bring entirely different business models to the industry. Many of these challengers have been enjoying growth rates of 20 to 30 percent, or even greater.

A DOUBLE OPPORTUNITY
This is an ideal atmosphere, we believe, for mid-capitalization growth investing. In this environment, and in similar ones in other sectors, aggressive medium-sized companies have the opportunity to seize a larger part of growing markets. Thus, successful mid-cap investors can garner two rewards: one provided by competition, and the other by market expansion.

It is clear to us that the securities markets will continue to face challenges. The rise in interest rates, in particular, suggests that the boost provided by declining interest rates may disappear, and that earnings growth alone will bear the responsibility for further appreciation. Earnings have come in quite strong so far this year, however, leaving us optimistic.

We believe it would be counterproductive for us to try to base our approach on these perceptions of the overall market, however. Instead, our strategy going forward will be governed by the basic acknowledgment that this is a watershed era in the global economy. Over the past year, our fund has profited from this emerging era, and we are optimistic that we can continue to do so going forward.


/s/Timothy J. Miller                        /s/Thomas R. Wald

Timothy J. Miller                           Thomas R. Wald
Senior Vice President                       Vice President

GROWTH & INCOME FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that this was a very successful first year for our fund. In part, this was due to our beginning operations at an auspicious time in the markets: We were able to purchase many of our holdings in the fall of 1998, when prices were depressed following the onset of the Asian financial crisis. Obviously, this represented a fortuitous situation, one that is unlikely to recur as we move forward. But the fund's superior performance is also tied largely to its focus on companies with impressive earnings and revenue growth. Despite some dire predictions last year, many of these large firms continued to prosper even in the face of the economic slowdown overseas.

For the one-year period ended July 31, 1999, the value of your shares rose 45.25%. This return was more than double that of the S&P 500 Index over the same period, which rose 20.20%. (Of course, past performance is not a guarantee of future results.)(1),(2)

NEW INTEREST RATE CONCERNS
As we predicted in our last report to you, our challenge over the past few months has been to adjust to changing market conditions. Investors have become increasingly concerned that the Federal Reserve Board might increase interest rates in an effort to stem inflation--and, indeed, the Fed Funds rate moved higher by 0.25% in late June and again in August. Clearly, higher interest rates are not a positive factor for the stocks of large, growing companies. Higher rates cause investors to pay less attention to future earnings, and increased borrowing costs threaten to slow economic growth.

We also noted last time, however, our reluctance to change tactics and invest in slower-growing or second-tier companies, even though the prices of these stocks might appear attractive. That decision has recently proved a beneficial strategy, as the returns of many "value" stocks have stalled over the last few months following their run-up in the spring. Indeed, we have been able to avoid the recent market doldrums and add to our gains over the past three- and six-month periods.
--------------------------------------------------------------------------------

FUND MANAGEMENT

TRENT E. MAY, CFA

VICE PRESIDENT TRENT E. MAY IS LEAD MANAGER OF GROWTH & INCOME FUND. HE RECEIVED A BA FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1987, AND JOINED INVESCO IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

FRITZ MEYER

VICE PRESIDENT FRITZ MEYER IS CO-MANAGER OF GROWTH & INCOME FUND. FRITZ RECEIVED HIS AB FROM DARTMOUTH COLLEGE WITH A DISTINCTION IN ECONOMICS, AND HIS MBA FROM AMOS TUCK SCHOOL-DARTMOUTH COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1976 AND JOINED INVESCO IN 1996. PRIOR TO JOINING INVESCO, FRITZ WAS AN EXECUTIVE VICE PRESIDENT AND PORTFOLIO MANAGER WITH NELSON, BENSON & ZELLMER, INC. IN DENVER, COLORADO.

SOME ADJUSTMENTS
In part, we have been able to do so by moving more of the fund's assets into sectors that appear poised to benefit from a rebound in the world economy, while lowering our exposure to industries vulnerable to rising domestic interest rates. We have recently increased our weighting in the capital goods and energy sectors; simultaneously, we have reduced our holdings in consumer cyclicals and consumer staples.

We hope this partial realignment will leave us in a position to continue to benefit from a domestic and global economy that seems almost too strong--at least from the standpoint of the Federal Reserve Board. World commodities prices seem to have regained some solid footing after their tumble last year, and we see opportunities in the large American companies that help supply, refine, and then transform them into finished goods.

BUT A CONTINUING FOCUS ON THE CORE
Some might find it unusual, therefore, that we are also selectively increasing our positions in the technology sector. Certainly, the stocks of many leading technology companies have suffered lately as investors have reevaluated these firms in light of higher interest rates, which serve to lessen the attraction of their future earnings.

We consider many of these companies to be core positions of our fund, however. Having carefully researched their business plans, we remain convinced that their growth prospects justify holding their stock even through periods of market evolution such as the current one. For this reason, we have used the recent pullback as a buying opportunity.

This two-pronged approach seems to us to best serve our goal going forward, which is to offer shareholders the potential benefits of the INVESCO growth discipline, while seeking to moderate the short-term volatility of the fund.


/s/Trent E. May                             /s/Fritz Meyer

Trent E. May                                Fritz Meyer
Vice President                              Vice President

INVESCO ENDEAVOR FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------

Dear Shareholder:

The first nine months of its existence have seen our fund cover a good bit of ground. This has been true not only of its returns--which have been very rewarding--but also in terms of the kinds of markets INVESCO Endeavor Fund has experienced. Indeed, it is perhaps this latter fact that we view as most encouraging for the future performance of our fund.

For the period since our inception through July 31, 1999, the value of your shares rose 66.10%. This return nearly trebled that of the S&P 500 Index over the same period, which rose 22.12%. (Of course, past performance is not a guarantee of future results.)(1),(2)

AN AUSPICIOUS BEGINNING
We began operations at an auspicious time for all investors, and especially for those who invest in rapidly growing companies. Following the Asian financial crisis last summer, the prices of many leading firms were relatively depressed when we began assembling the portfolio. As a result, we were able to "ride the rebound" as the equity markets recovered in the winter and spring.

Our focus during this period was on large-capitalization growth stocks, especially in the technology sector. The remarkable performance of many of these companies' stocks was widely touted in the press, leading many investors to rush to purchase shares.

CHANGING CONDITIONS BRING ADJUSTMENTS
Conditions began to change this spring, however. Concerned by higher interest rates, many of the same investors who had earlier focused on technology firms began to liquidate their positions and reallocate their portfolios to firms in slower-growing sectors. As a result, a huge wave of assets shifted across the markets, causing dramatic appreciation in value stocks and a depreciation in growth stocks.

That we did not get caught in the undertow was due mainly to our ability to move across the capitalization spectrum and to focus our investments on our strongest holdings. Beginning a few months ago, we lowered the median capitalization level of the fund in order to take advantage of attractive opportunities in small- and medium-sized companies. At the same time, we chose to liquidate some of our successful positions in larger firms, particularly in the consumer cyclicals group.
--------------------------------------------------------------------------------

FUND MANAGEMENT

TIMOTHY J. MILLER, CFA

SENIOR VICE PRESIDENT TIM MILLER OVERSEES INVESCO ENDEAVOR FUND. THE FUND DRAWS ON THE BEST IDEAS OF THE ENTIRE INVESCO GROWTH TEAM, WHICH TIM ALSO HEADS. PRIOR TO JOINING INVESCO, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR THIRTEEN YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST. TIM HAS OVER 20 YEARS OF INVESTMENT EXPERIENCE.

BUT A FOCUS ON THE LONG-TERM
Although we could perhaps have enjoyed even larger short-term gains had we been more aggressive in this reallocation, we have chosen to maintain our investments in some of our leading large technology stocks. Certain of these firms, especially those that compete on the Internet, have suffered setbacks as short-term traders have rushed out with the same speed with which they rushed in. We continue to find these companies compelling, however, if only because of the enormous markets that are theirs to conquer.

We believe this is an exciting time to be an investor. Technology is changing the competitive landscape to a greater degree, perhaps, than any of us have experienced in our lifetimes. For those able to identify the winners, the opportunities appear profound.


/s/Timothy J. Miller

Timothy J. Miller
Senior Vice President

SMALL COMPANY GROWTH FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------

Dear Shareholder:

Due to the change in our reporting schedule, it was only quite recently that we last reported to you on our progress. In the interim, little has changed in our strategy, although the overall market environment has become somewhat more challenging. Still, we remain encouraged that the factors behind our rewarding gain over the last year appear in place to position us for further opportunities.

For the one-year period ended July 31, 1999, the value of your shares rose 32.32%. This return far exceeded that of the Russell 2000 Index over the same period, which rose just 7.41%. (Of course, past performance is not a guarantee of future results.)(1),(2)

SMALL STOCKS REBOUND
As we noted in our last communication, our fund has benefited this year as investors have finally returned to small-capitalization stocks after a long period of favoring the largest companies. As a result, smaller-company indexes such as the Russell 2000 had lagged behind larger-company indexes such as the S&P 500, a situation which changed this past spring.(2)

This lag created attractive opportunities for small-capitalization investors, however, which we have begun to realize this year. From our growth investing standpoint, we were able to find smaller firms with high growth rates that were valued substantially less than those of their larger counterparts. Indeed, as the S&P 500 and other closely watched indexes have stalled over the past few months due to interest rate concerns, we have continued to enjoy impressive gains.(2)

Aside from our small-capitalization focus, our diversified approach to growth investing has also aided the fund recently. Many of our top-performing stocks have been in profitable growth niches of the economy, such as specialty retailing or consulting to the rebounding oil and gas industries. This has allowed us to avoid much of the recent downdraft in Internet stocks, for example.

BALANCING DIVERSIFICATION AND FOCUS
Going forward, however, we will continue to balance this diversification with our ongoing focus on the most dynamic areas of the economy. We will continue to invest heavily in industries such as software and communications equipment, which enjoy markets largely immune to economic slowdown at home or abroad.

Although these companies have garnered interest lately, their current valuations remain very attractive relative to their larger counterparts, and we continue to see a good deal of potential in the stocks.


/s/Stacie L. Cowell

Stacie L. Cowell
Vice President
--------------------------------------------------------------------------------

FUND MANAGEMENT

STACIE L. COWELL, CFA

VICE PRESIDENT STACIE COWELL IS THE LEAD MANAGER OF SMALL COMPANY GROWTH FUND. STACIE RECEIVED HER BA FROM COLGATE UNIVERSITY, AND HER MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. STACIE BEGAN HER INVESTMENT CAREER IN 1989, AND SHE HAS MANAGED THIS FUND SINCE 1996. SHE IS A CERTIFIED FINANCIAL ANALYST. SHE IS ASSISTED BY CO-MANAGERS TIMOTHY J. MILLER AND TRENT E. MAY.

VALUE EQUITY FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------

Dear Shareholder:

The first six months of this past reporting year were among the most challenging in memory for value investors--especially when comparing returns with those trumpeted in the newspaper. The market's recovery last fall masked a very narrow advance by a limited number of (mostly large) companies. From our perspective, the market appeared like a stretched rubber band, characterized by an ever greater "valuation gap" between favored firms and the rest of the market.

VALUE SNAPS BACK
Not surprisingly, the market snapped back this spring. While we were unable to recover all the ground we had earlier lost relative to the broader averages, our performance over these last several months has been much more in line with the broader markets. Indeed, given both recent developments in the economy and the size of the valuation gap that remains, we are optimistic for our relative performance going forward.

For the one-year period ended July 31, 1999, the value of your shares rose 8.05%. This return lagged that of the S&P 500 Index over the same period, which rose 20.20%. (Of course, past performance is not a guarantee of future results.)(1),(2)

TOO MUCH PESSIMISM?
Given our focus on firms with low valuations relative to their earnings, many of our holdings have been in established industries such as energy, basic materials and capital goods. In the depths of the world economic slowdown last year, many investors made an overly gloomy assessment, in our opinion, of the ramifications of the crisis for companies in these industries.

As usually happens, however, the worst predictions did not come to pass, and the world economy did not suffer a "meltdown." Indeed, as Asian and Latin American economies restarted this spring, investors reconsidered and headed back into the stocks of the companies that are the workhorses of the global economy. The energy sector, in particular, bounced back, and we enjoyed strong appreciation in several energy firms both in the United States and abroad.
--------------------------------------------------------------------------------
FUND MANAGEMENT

MICHAEL C. HARHAI, CFA

MICHAEL HARHAI IS LEAD MANAGER OF VALUE EQUITY FUND. MIKE EARNED HIS BA FROM THE UNIVERSITY OF SOUTH FLORIDA AND HIS MBA FROM THE UNIVERSITY OF CENTRAL FLORIDA. HE BEGAN HIS CAREER IN 1972, JOINED INVESCO IN 1993, AND BEGAN MANAGING THIS FUND THE SAME YEAR. HE IS A CHARTERED FINANCIAL ANALYST.

TERRENCE IRRGANG, CFA

TERRENCE IRRGANG IS ASSISTANT MANAGER OF VALUE EQUITY FUND. TERRY RECEIVED HIS BA FROM GETTYSBURG COLLEGE AND HIS MBA FROM TEMPLE UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1981, JOINED INVESCO IN 1992, AND STARTED MANAGING THIS FUND IN 1993. HE IS A CHARTERED FINANCIAL ANALYST.

A NEW INTEREST RATE ENVIRONMENT
Changes in the domestic economy also helped alter conditions for value investors. Fearing that inflationary pressures might be building in the economy after eight years of expansion, the Federal Reserve Board began signaling in the spring that it would raise interest rates--as it did by a modest amount in late June. Higher interest rates caused investors to place more emphasis on present rather than future earnings, which also helped many of the companies in our portfolio that enjoy solid, if not rapidly growing, profits.

It is useful to set this development in context. As interest rates have fallen throughout much of the 1990s, growth stocks have outperformed value stocks by more than 4.50% per year--by some measures an unprecedented record. Should this pattern of declining rates be reversed--or even simply end--value investors should be well-positioned to enjoy greater relative performance.

Of course, should rising interest rates or other factors cause a dramatic and broad pullback in the markets, no investor will be immune. Still, given that the valuation "rubber band" is still stretched, we feel in a relatively advantageous position no matter what the markets bring.


/s/Michael C. Harhai                        /s/Terrence Irrgang

Michael C. Harhai                           Terrence Irrgang
Portfolio Manager                           Portfolio Manager

S&P 500 Index Fund (CLASS I AND CLASS II)
A Note about Index Funds at INVESCO
--------------------------------------------------------------------------------

INVESCO S&P 500 Index Fund is designed to track the performance of the S&P 500 Composite Index, an index comprised of common stocks of U.S. companies that is weighted to companies with large market capitalizations. The fund seeks to attain its objective by investing in the common stocks that comprise the index in approximately the same proportions as they are represented in the S&P 500 Index. Since beginning operations in December 1997, the assets in the portfolio have grown, allowing the fund to own an increasingly representative selection of shares. As a result, its performance has moved more in line with that of the Index.

For the one-year period ended July 31, 1999, the value of Class I shares rose 20.40%, while the value of Class II shares rose 20.09%. These returns tracked that of the S&P 500 Index over the same period, which rose 20.20%. (Keep in mind that the index does not have expenses, which would have lowered its returns. And of course, past performance is not a guarantee of future results.)(1),(2)

INVESCO | Annual Report | July 31, 1999
MOVING FORWARD
--------------------------------------------------------------------------------

A REVIEW AND STRATEGY SESSION WITH INVESCO SENIOR VICE PRESIDENT TIM MILLER. TIM MANAGES DYNAMICS AND INVESCO ENDEAVOR FUNDS. IN ADDITION, HE LEADS OUR TEAM OF GROWTH MANAGERS.

TIM, YOU LOOK FOR "BARRIERS TO ENTRY" WHEN SEARCHING FOR INVESTMENTS. WHAT ARE THEY, AND HOW MIGHT THEY APPLY TO THE INTERNET, FOR EXAMPLE?

We broadly define barriers to entry as the advantages that allow industry leaders to keep competitors at bay. They can include anything from proprietary technology to marketing advantages. With them, leading firms are more likely to retain their leadership positions, and the profits they enjoy are unlikely to be bid down to the lowest possible level. The market for office software in the 1990s has certainly exhibited large barriers to entry, for example, which has allowed Microsoft to continue to enjoy substantial profits.

This is an interesting question when it applies to the Internet, and I would agree that many of the new "dot com" firms have little that is defensible in their market positions. But other firms serving the growth of the Internet have more distinct advantages. The Web hosting service Verio, for example, enjoys unique arrangements with the Baby Bells that allow it special use of the existing switching networks and other infrastructure. Large portals such as Yahoo! are turning to Verio in increasing numbers because of the superior service it can offer.

Leading equipment makers for the Internet also enjoy special advantages that promise to widen their lead in the years to come. Many are familiar with the fiber optic cables that enable the expansion of traffic over the Internet. While many companies can lay these lines, very few have technology to make the equipment that makes the lines function. We are very optimistic about JDS Uniphase, which is the leading optoelectronics company supplying this equipment.

SO IS IT WORTH INVESTING IN INTERNET PORTALS AND CONTENT PROVIDERS?

We think so, due mainly to the importance of brand awareness. America Online is one of the leading examples of an Internet firm that is widening its lead over the competition as their subscriber numbers continue to grow rapidly. Their key advantage comes simply from the fact that nearly all potential Internet users know who they are, whereas few can name the number two and three providers. Consumers ignore the competition and stick with America Online in the same way they do with Coke--the difference comes in the scale of the growth ahead:
Virtually everyone already drinks cola, while there are millions waiting to sign up for an Internet service.

DO YOU SEE THE RECENT RISE IN INTEREST  RATES AS A THREAT TO THE MARKET?

Higher interest rates are clearly not favorable for stocks. But we have only seen the Federal Reserve raise official interest rates by 0.50% so far (as of August), and most are predicting that it might raise them by at most another 0.25% by the end of the year--and market interest rates already largely reflect those increases. That would take us back to our pre-Asian financial crisis rate levels--and the markets were quite healthy early last year. Also, we still see very little evidence of inflation. Capacity utilization rates, for example, remain at very manageable levels.

On the other hand, it is true that the markets have at least temporarily lost the boost given them by declining interest rates. From now on, earnings will be the key driver, and we are paying extra attention to the companies that will deliver on that front.

HEALTH CARE INVESTMENTS HAVE BEEN A DRAG ON MANY GROWTH PORTFOLIOS RECENTLY. DO YOU SEE THAT TURNING AROUND?

To a certain extent, what has been good for the rest of the market has been bad for health care firms, especially drug manufacturers. With earnings improving for the rest of the market, many large pharmaceutical companies no longer stand out for their healthy profits. Also, some worry that Medicare reform might result in regulation and lower earnings. But in our opinion, business prospects remain superb for the firms able to leverage their research and development. They should also continue to prosper in any kind of economy--people don't stop taking their medication in a recession--so they may serve as an ideal way to provide stability to growth portfolios.

YEAR 2000 COMPUTER ISSUE.
(UNAUDITED)
Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the funds could be adversely affected.

In addition, the markets for, or values of, securities in which the funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the funds' investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than will be issuers in the U.S.

INVESCO | Annual Report |July 31, 1999
MOVING FORWARD
--------------------------------------------------------------------------------
MARKET HEADLINES: AUGUST 1998 TO JULY 1999

The turnaround in the fall of 1998 may be remembered as one of the most striking periods in stock market history. On the heels of the Asian financial crisis, the markets seemed in a downward freefall, but a quick series of interest rate cuts by the Federal Reserve Board provided a quick burst of confidence to bargain-hunting investors.

Throughout the winter, the largest, fastest-growing companies led U.S. stock market advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

By the spring of 1999, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve Board would soon reverse course and tighten the money supply to cool down the economy--and indeed, market interest rates crept upward. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

As the "cyclical rotation" continued, the market averages seemed to bounce against a ceiling, putting an end to their dizzying ascent since the fall. Although investors headed back into the market in June, reassured once again by economic data that inflation was not an imminent threat, they headed back out in July in response to disturbing information about employment costs. With investors focusing one eye over the shoulders of the Federal Reserve on data about inflationary pressures, and the other eye on impressive earnings reports, the market seemed primed for more volatility ahead.

SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET, WHILE THE S&P MIDCAP 400 AND RUSSELL 2000 ARE UNMANAGED INDEXES INDICATIVE OF DOMESTIC MID-CAPITALIZATION AND SMALL-CAPITALIZATION STOCK PRICES, RESPECTIVELY.


TEN LARGEST COMMON STOCK HOLDINGS
INVESCO Stock Funds, Inc.
July 31, 1999

DESCRIPTION                                                                          VALUE
------------------------------------------------------------------------------------------
Blue Chip Growth Fund
Intel Corp                                                                   $  62,825,880
America Online                                                                  61,016,980
Schwab (Charles) Corp                                                           55,919,719
Warner-Lambert Co                                                               53,796,600
General Electric                                                                50,662,110
Coca-Cola Co                                                                    50,354,906
SBC Communications                                                              49,969,294
Microsoft Corp                                                                  49,313,011
Lilly (Eli) & Co                                                                49,269,937
Citigroup Inc                                                                   49,088,134

Dynamics Fund
EchoStar Communications Class A Shrs                                         $  57,257,225
Tandy Corp                                                                      48,921,338
AMFM Inc                                                                        42,000,000
Gemstar International Group                                                     35,112,500
Harrah's Entertainment                                                          35,059,062
COLT Telecom Group PLC Sponsored ADR Representing 4 Ord Shrs                    31,543,750
NEXTLINK Communications Class A Shrs                                            31,148,325
JDS Uniphase                                                                    30,709,425
VISX Inc                                                                        26,325,000
St Jude Medical                                                                 26,031,250

INVESCO Endeavor Fund
America Online                                                               $   4,756,250
Microsoft Corp                                                                   3,063,506
Altera Corp                                                                      2,942,050
Amazon.com Inc                                                                   2,741,712
eToys Inc                                                                        2,579,962
Schwab (Charles) Corp                                                            2,555,625
Intel Corp                                                                       2,456,400
Yahoo! Inc                                                                       2,439,503
COLT Telecom Group PLC Sponsored ADR Representing 4 Ord Shrs                     2,397,325
NIKE Inc Class B Shrs                                                            2,314,000


TEN LARGEST COMMON STOCK HOLDINGS (CONTINUED)

DESCRIPTION                                                                          VALUE
------------------------------------------------------------------------------------------
Growth & Income Fund
International Business Machines                                              $   2,713,593
Intel Corp                                                                       2,523,330
Microsoft Corp                                                                   2,374,432
Harrah's Entertainment                                                           2,346,506
General Electric                                                                 2,078,630
Exxon Corp                                                                       2,053,034
BellSouth Corp                                                                   1,995,360
Coca-Cola Corp                                                                   1,897,733
Bristol-Myers Squibb                                                             1,744,295
Johnson & Johnson                                                                1,741,623

S&P 500 Index Fund
Microsoft Corp                                                               $   2,614,707
General Electric                                                                 2,130,841
Intel Corp                                                                       1,369,512
International Business Machines                                                  1,366,977
Cisco Systems                                                                    1,185,469
Lucent Technologies                                                              1,164,554
Exxon Corp                                                                       1,152,446
Wal-Mart Stores                                                                  1,109,485
AT&T Corp                                                                          975,334
Merck & Co                                                                         939,096

Small Company Growth Fund
Genesys Telecommunications Laboratories                                      $   6,462,500
Business Objects SA Sponsored ADR Representing Ord Shrs                          5,649,650
Pacific Sunwear of California                                                    5,500,000
ANTEC Corp                                                                       5,397,356
Salem Communications Class A Shrs                                                4,880,400
Pinnacle Holdings                                                                4,841,219
Priority Healthcare Class B Shrs                                                 4,813,613
DII Group                                                                        4,799,594
Wild Oats Markets                                                                4,728,750
Precision Drilling                                                               4,643,625

Value Equity Fund
Bell Atlantic                                                                $   9,683,625
Lowe's Cos                                                                       9,400,050
International Business Machines                                                  9,049,500
Bristol-Myers Squibb                                                             7,980,000
General Electric                                                                 7,902,500
Schering-Plough Corp                                                             7,766,500
Fannie Mae                                                                       7,576,200
Merck & Co                                                                       7,520,081
Bank of America                                                                  7,391,786
Sun Microsystems                                                                 7,391,587

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES

INVESCO Stock Funds, INC.
July 31, 1999

                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE
Blue Chip Growth Fund
100.00   COMMON STOCKS
4.10     BEVERAGES
         Coca-Cola Co                                             834,900   $   50,354,906
==========================================================================================
4.39     BROADCASTING
         AT&T Corp-Liberty Media Group Class A Shrs(a)            346,200       12,809,400
         Clear Channel Communications(a)                          510,285       35,496,700
         EchoStar Communications Class A Shrs(a)                   83,800        5,729,825
==========================================================================================
                                                                                54,035,925
3.83     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Lucent Technologies                                      350,100       22,778,381
         Nokia Corp Sponsored ADR Representing Ord Shrs           147,000       12,504,188
         Tellabs Inc(a)                                           191,500       11,789,219
==========================================================================================
                                                                                47,071,788
13.52    COMPUTER RELATED
         Cisco Systems(a)                                         611,270       37,975,149
         COVAD Communications Group(a)                            135,500        6,233,000
         Dell Computer(a)                                       1,126,450       46,043,644
         EMC Corp(a)                                              310,000       18,774,375
         International Business Machines                           62,500        7,855,469
         Microsoft Corp(a)                                        574,660       49,313,011
==========================================================================================
                                                                               166,194,648
4.12     ELECTRICAL EQUIPMENT
         General Electric                                         464,790       50,662,110
==========================================================================================
0.56     ELECTRONICS
         JDS Uniphase(a)                                           76,700        6,931,762
==========================================================================================
8.48     ELECTRONICS -- SEMICONDUCTOR
         Altera Corp(a)                                           408,290       14,800,512
         Intel Corp                                               910,520       62,825,880
         Maxim Integrated Products(a)                             416,075       26,654,805
==========================================================================================
                                                                               104,281,197
8.54     FINANCIAL
         Citigroup Inc                                          1,101,557       49,088,134
         Schwab (Charles) Corp                                  1,269,100       55,919,719
==========================================================================================
                                                                               105,007,853

                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

19.23    HEALTH CARE DRUGS -- PHARMACEUTICALS
         Bristol-Myers Squibb                                     666,830   $   44,344,195
         Lilly (Eli) & Co                                         750,780       49,269,937
         Merck & Co                                               686,580       46,472,884
         Pfizer Inc                                             1,253,505       42,540,826
         Warner-Lambert Co                                        815,100       53,796,600
==========================================================================================
                                                                               236,424,442
2.12     HOUSEHOLD PRODUCTS
         Procter & Gamble                                         287,300       26,000,650
==========================================================================================
3.76     INSURANCE
         American International Group                             397,920       46,208,460
==========================================================================================
8.30     RETAIL
         Amazon.com Inc(a)                                        131,200       13,128,200
         eToys Inc(a)                                             176,600        7,052,962
         Home Depot                                               597,855       38,150,622
         Wal-Mart Stores                                        1,035,400       43,745,650
==========================================================================================
                                                                               102,077,434
4.96     SERVICES
         America Online(a)                                        641,440       61,016,980
==========================================================================================
0.69     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Teligent Inc Class A Shrs(a)                             118,300        8,532,387
==========================================================================================
5.90     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp                                                651,380       33,831,049
         Allegiance Telecom(a)                                    272,050       13,687,516
         MCI WorldCom(a)                                          303,400       25,030,500
==========================================================================================
                                                                                72,549,065
7.50     TELEPHONE
         BellSouth Corp                                           880,600       42,268,800
         SBC Communications                                       873,780       49,969,294
==========================================================================================
                                                                                92,238,094
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $968,340,512)
         (Cost for Income Tax Purposes $980,705,395)                        $1,229,587,701
==========================================================================================

Dynamics Fund
92.59    COMMON STOCKS
1.37     AEROSPACE & DEFENSE
         Alliant Techsystems(a)                                   181,500   $   15,007,781
         General Dynamics                                         283,100       19,056,169
==========================================================================================
                                                                                34,063,950
3.54     BANKS
         First Tennessee National                                 483,000       17,689,875
         National Commerce Bancorp                                735,000       16,399,687


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

         North Fork Bancorp                                       930,000   $   19,181,250
         US Trust                                                 211,700       19,053,000
         Zions Bancorp                                            272,400       15,799,200
==========================================================================================
                                                                                88,123,012
0.61     BIOTECHNOLOGY
         Gilead Sciences(a)                                        94,650        7,335,375
         MedImmune Inc(a)                                         100,000        7,987,500
==========================================================================================
                                                                                15,322,875
5.39     BROADCASTING
         AMFM Inc(a)                                              800,000       42,000,000
         Citadel Communications(a)                                423,925       13,565,600
         EchoStar Communications Class A Shrs(a)                  837,400       57,257,225
         Hispanic Broadcasting(a)                                 300,000       21,356,250
==========================================================================================
                                                                               134,179,075
3.15     CABLE
         Cablevision Systems Class A Shrs(a)                      150,000       10,471,875
         Jones Intercable Class A Shrs(a)                         440,000       20,322,500
         NTL Inc(a)                                               225,000       23,371,875
         USA Networks(a)                                          507,000       24,304,313
==========================================================================================
                                                                                78,470,563
1.95     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         ADC Telecommunications(a)                                200,000        8,900,000
         Comverse Technology(a)                                   337,500       25,502,344
         Metromedia Fiber Network Class A Shrs(a)                 440,000       14,135,000
==========================================================================================
                                                                                48,537,344
9.59     COMPUTER RELATED
         BroadVision Inc(a)                                        85,400        5,951,312
         Citrix Systems(a)                                        152,000        7,913,500
         COVAD Communications Group(a)                            300,000       13,800,000
         Exodus Communications(a)                                 188,000       22,571,750
         Galileo International                                    250,000       12,796,875
         Intuit Inc(a)                                            156,500       12,803,656
         Legato Systems(a)                                        330,000       23,595,000
         Lexmark International Group Class A Shrs(a)              122,000        7,686,000
         Network Appliance(a)                                     313,340       17,077,030
         NorthPoint Communications Group(a)                       300,000        7,312,500
         PSINet Inc(a)                                            350,000       18,101,571
         Rhythms NetConnections(a)                                235,000       10,222,500
         Siebel Systems(a)                                        393,000       23,236,125
         Synopsys Inc(a)                                          407,000       24,496,313

                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Verio Inc(a)                                             295,000   $   21,037,188
         Whittman-Hart Inc(a)                                     408,000       10,327,500
==========================================================================================
                                                                               238,928,820
1.96     ELECTRICAL EQUIPMENT
         Grainger (W W) Inc                                       120,000        5,670,000
         Molex Inc                                                535,000       18,691,562
         Sanmina Corp(a)                                          375,000       24,492,188
==========================================================================================
                                                                                48,853,750
1.31     ELECTRONICS
         JDS Uniphase(a)                                          339,800       30,709,425
         Waters Corp(a)                                            34,330        2,051,218
==========================================================================================
                                                                                32,760,643
6.54     ELECTRONICS -- SEMICONDUCTOR
         Altera Corp(a)                                           662,000       23,997,500
         Conexant Systems(a)                                      100,000        6,287,500
         Linear Technology                                        283,000       17,369,125
         Maxim Integrated Products(a)                             395,000       25,304,687
         MIPS Technologies Class A Shrs(a)                        354,000       13,098,000
         PMC-Sierra Inc(a)                                        292,000       22,849,000
         SDL Inc(a)                                               150,000       10,190,625
         Vitesse Semiconductor(a)                                 322,000       20,567,750
         Xilinx Inc(a)                                            372,000       23,203,500
==========================================================================================
                                                                               162,867,687
0.92     ENTERTAINMENT
         SFX Entertainment Class A Shrs(a)                        513,000       22,988,813
==========================================================================================
1.95     EQUIPMENT -- SEMICONDUCTOR
         KLA-Tencor Corp(a)                                       352,000       23,848,000
         Teradyne Inc(a)                                          331,900       24,747,294
==========================================================================================
                                                                                48,595,294
0.56     FINANCIAL
         Ambac Financial Group                                    250,000       13,906,250
==========================================================================================
3.78     GAMING
         Harrah's Entertainment(a)                              1,645,000       35,059,062
         MGM Grand(a)                                             423,000       19,114,312
         Mandalay Resort Group(a)                               1,155,000       19,707,187
         Sun International Hotels Ltd(a)                          500,000       20,375,000
==========================================================================================
                                                                                94,255,561
4.52     HEALTH CARE RELATED
         Bausch & Lomb                                            346,250       24,865,078
         Biomet Inc                                               600,000       21,825,000

                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Genzyme Corp-General Division(a)                         240,000   $   13,575,000
         St Jude Medical(a)                                       700,000       26,031,250
         VISX Inc(a)                                              260,000       26,325,000
==========================================================================================
                                                                               112,621,328
0.96     HOUSEHOLD FURNITURE & APPLIANCES
         Maytag Corp                                              343,000       23,881,375
==========================================================================================
2.78     INSURANCE
         AFLAC Inc                                                540,000       25,042,500
         Allmerica Financial(a)                                   180,000       10,653,750
         Jefferson-Pilot Corp                                     142,000       10,374,875
         Nationwide Financial Services Class A Shrs               374,525       16,151,391
         Protective Life                                          195,000        6,959,062
==========================================================================================
                                                                                69,181,578
3.55     INVESTMENT BANK/BROKER FIRM
         Bear Stearns                                             125,000        5,289,063
         Donaldson Lufkin & Jenrette(a)                           450,000        9,703,125
         E*TRADE Group(a)                                         327,000        9,850,875
         Legg Mason                                               622,000       21,770,000
         Lehman Brothers Holdings                                 100,000        5,375,000
         Paine Webber Group                                       135,000        5,400,000
         Price (T Rowe) Associates                                505,000       17,675,000
         Waddell & Reed Financial
           Class A Shrs                                           235,700        5,980,888
           Class B Shrs                                           292,000        7,300,000
==========================================================================================
                                                                                88,343,951
1.38     LEISURE TIME
         Premier Parks(a)                                         605,000       23,405,937
         Royal Caribbean Cruises Ltd                              235,000       11,045,000
==========================================================================================
                                                                                34,450,937
0.69     OFFICE EQUIPMENT & SUPPLIES
         Staples Inc(a)                                           600,000       17,325,000
==========================================================================================
8.21     OIL & GAS RELATED
         Apache Corp                                              489,100       20,756,181
         BJ Services(a)                                           590,000       18,031,875
         Baker Hughes                                             725,000       25,239,062
         Coflexip SA Sponsored ADR Representing 1/2 Ord Shr       349,500       15,465,375
         Cooper Cameron(a)                                        405,300       14,692,125
         Enron Oil & Gas                                          325,000        6,946,875
         Global Industries Ltd(a)                                 750,000        8,250,000
         Nabors Industries(a)                                     670,000       15,619,375
         Noble Drilling(a)                                        600,000       13,612,500



                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Petroleum Geo-Services A/S A Sponsored
           ADR Representing Ord Shrs(a)                           468,500   $    9,370,000
         Santa Fe International                                   585,000       12,211,875
         Talisman Energy(a)                                       550,000       16,293,750
         Transocean Offshore                                      350,000       10,740,625
         Weatherford International(a)                             440,000       17,242,500
==========================================================================================
                                                                               204,472,118
1.20     PERSONAL CARE
         Dial Corp                                                475,400       14,707,687
         Estee Lauder Class A Shrs                                320,000       15,220,000
==========================================================================================
                                                                                29,927,687
1.41     PHOTOGRAPHY & IMAGING
         Gemstar International Group(a)                           530,000       35,112,500
==========================================================================================
0.88     POLLUTION CONTROL
         Republic Services Class A Shrs(a)                      1,090,000       22,004,375
==========================================================================================
2.23     PUBLISHING
         Meredith Corp                                            500,000       17,968,750
         New York Times Class A Shrs                              475,000       18,673,437
         Tribune Co                                               215,000       18,933,438
==========================================================================================
                                                                                55,575,625
4.82     RETAIL
         AnnTaylor Stores(a)                                      600,000       23,025,000
         Circuit City Stores                                      500,000       23,625,000
         eToys Inc(a)                                             200,000        7,987,500
         Family Dollar Stores                                     432,500        9,055,469
         Intimate Brands                                          171,780        7,397,276
         Tandy Corp                                               953,400       48,921,338
==========================================================================================
                                                                               120,011,583
1.14     SAVINGS & LOAN
         Charter One Financial                                    910,000       23,546,250
         St Paul Bancorp                                          200,000        4,850,000
==========================================================================================
                                                                                28,396,250
5.38     SERVICES
         Acxiom Corp(a)                                           415,000       11,153,125
         Block (H & R) Inc                                        245,000       13,383,125
         Concord EFS(a)                                           104,700        3,566,344
         Harte-Hanks Inc                                          390,000       10,359,375
         Lamar Advertising Class A Shrs(a)                        427,900       17,383,437
         Omnicom Group                                            260,000       18,427,500
         Outdoor Systems(a)                                       550,000       18,390,625
         Paychex Inc                                              347,500        9,751,719
         VERITAS Software(a)                                      208,000       11,674,000



                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         WPP Group PLC(a)                                       2,230,000   $   19,977,678
==========================================================================================
                                                                               134,066,928
3.38     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Crown Castle International(a)                            938,700       19,771,369
         VoiceStream Wireless(a)                                  574,000       25,901,750
         Western Wireless Class A Shrs(a)                         574,000       20,090,000
         WinStar Communications(a)                                350,000       18,375,000
==========================================================================================
                                                                                84,138,119
0.81     TELECOMMUNICATIONS -- LONG DISTANCE
         Allegiance Telecom(a)                                    401,700       20,210,531
==========================================================================================
5.71     TELEPHONE
         Amdocs Ltd(a)                                            320,100        8,522,663
         AT&T Canada Class B Shrs Depository Receipts(a)          325,000       20,495,313
         CenturyTel Inc                                           371,250       15,870,937
         COLT Telecom Group PLC Sponsored ADR
           Representing 4 Ord Shrs(a)                             350,000       31,543,750
         Intermedia Communications(a)                             545,800       15,043,612
         McLeodUSA Inc(a)                                         659,200       19,652,400
         NEXTLINK Communications Class A Shrs(a)                  277,800       31,148,325
==========================================================================================
                                                                               142,277,000
0.80     TEXTILE -- APPAREL MANUFACTURING
         Jones Apparel Group(a)                                   610,000       20,053,750
==========================================================================================
0.12     TOYS
         Hasbro Inc                                               116,550        3,030,300
==========================================================================================
         TOTAL COMMON STOCKS (Cost $1,742,107,070)                           2,306,934,572
==========================================================================================
0.55     PREFERRED STOCKS
0.55     AUTOMOBILES
         Porsche AG Non-Voting Pfd (Cost $10,864,437)               5,500       13,863,061
==========================================================================================
6.86     SHORT-TERM INVESTMENTS
6.62     Commercial Paper
1.20     ELECTRICAL EQUIPMENT
         General Electric, 4.900%, 8/2/1999                $   30,000,000       30,000,000
==========================================================================================
5.42     FINANCIAL
         American Express Credit, 5.070%, 8/4/1999         $   45,000,000       45,000,000
         Chevron USA, 5.080%, 8/4/1999                     $   50,000,000       50,000,000
         General Motors Acceptance, 5.070%, 8/6/1999       $   40,000,000       40,000,000
==========================================================================================
                                                                               135,000,000
            TOTAL COMMERCIAL PAPER (Cost $165,000,000)                         165,000,000
==========================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


0.24     Repurchase Agreements
         Repurchase Agreement with State Street dated 7/30/1999
           due 8/2/1999 at 4.960%, repurchased at $5,855,419
           (Collaterized by US Treasury Bonds, due 8/15/2013
           at 12.000%, value $5,998,371) (Cost $5,853,000)   $  5,853,000   $    5,853,000
==========================================================================================
         TOTAL SHORT-TERM INVESTMENTS (Cost $170,853,000)                      170,853,000
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $1,923,824,507)
         (Cost for Income Tax Purposes $1,930,095,761)                      $2,491,650,633
==========================================================================================

INVESCO Endeavor Fund
94.65    COMMON STOCKS
1.43     AUTO PARTS
         CSK Auto(a)                                               60,600   $    1,537,725
==========================================================================================
1.11     BIOTECHNOLOGY
         MedImmune Inc(a)                                          15,000        1,198,125
==========================================================================================
3.97     BROADCASTING
         AMFM Inc(a)                                               41,700        2,189,250
         Clear Channel Communications(a)                           30,000        2,086,875
==========================================================================================
                                                                                 4,276,125
5.65     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Comverse Technology(a)                                    27,310        2,063,612
         Digital Microwave(a)                                      88,100        1,046,187
         Gilat Satellite Networks Ltd(a)                           21,000        1,107,750
         Nokia Corp Sponsored ADR Representing Ord Shrs            22,000        1,871,375
==========================================================================================
                                                                                 6,088,924
14.01    COMPUTER RELATED
         3Com Corp(a)                                              75,000        1,809,375
         COVAD Communications Group(a)                             19,000          874,000
         Exodus Communications(a)                                   9,000        1,080,562
         Genesys Telecommunications Laboratories(a)                51,000        1,402,500
         Mercury Interactive(a)                                    20,900          964,013
         Microsoft Corp(a)                                         35,700        3,063,506
         Siebel Systems(a)                                         34,000        2,010,250
         Visual Networks(a)                                        30,000        1,081,875
         WatchGuard Technologies(a)                                31,000          375,875
         Yahoo! Inc(a)                                             17,880        2,439,503
==========================================================================================
                                                                                15,101,459
1.38     ELECTRICAL EQUIPMENT
         General Electric                                          13,635        1,486,215
==========================================================================================



                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


1.17     ELECTRONICS
         JDS Uniphase(a)                                           14,000   $    1,265,250
==========================================================================================
11.15    ELECTRONICS -- SEMICONDUCTOR
         Altera Corp(a)                                            81,160        2,942,050
         Applied Micro Circuits(a)                                 14,200        1,334,800
         Intel Corp                                                35,600        2,456,400
         LSI Logic(a)                                              33,000        1,660,312
         Maxim Integrated Products(a)                              23,000        1,473,438
         Texas Instruments                                          7,095        1,021,680
         Xilinx Inc(a)                                             18,000        1,122,750
==========================================================================================
                                                                                12,011,430
1.56     ENTERTAINMENT
         Time Warner                                               23,300        1,677,600
==========================================================================================
4.73     EQUIPMENT -- SEMICONDUCTOR
         Applied Materials(a)                                      30,000        2,158,125
         Photronics Inc(a)                                         33,900          953,438
         Teradyne Inc(a)                                           26,700        1,990,819
==========================================================================================
                                                                                 5,102,382
5.60     FINANCIAL
         Capital One Financial                                     27,600        1,279,950
         Citigroup Inc                                             49,290        2,196,486
         Schwab (Charles) Corp                                     58,000        2,555,625
==========================================================================================
                                                                                 6,032,061
2.15     FOOTWEAR
         NIKE Inc Class B Shrs                                     44,500        2,314,000
==========================================================================================
4.04     HEALTH CARE DRUGS -- PHARMACEUTICALS
         Pfizer Inc                                                28,530          968,237
         SmithKline Beecham PLC Sponsored ADR Representing
           5 Ord Shrs                                              32,000        1,922,000
         Warner-Lambert Co                                         22,200        1,465,200
==========================================================================================
                                                                                 4,355,437
2.59     HEALTH CARE RELATED
         Bausch & Lomb                                             22,000        1,579,875
         VISX Inc(a)                                               12,000        1,215,000
==========================================================================================
                                                                                 2,794,875
1.17     INVESTMENT BANK/BROKER FIRM
         Legg Mason                                                36,100        1,263,500
==========================================================================================
1.58     MANUFACTURING
         Tyco International Ltd                                    17,400        1,699,763
==========================================================================================
5.34     OIL & GAS RELATED
         Atwood Oceanics(a)                                        55,300        1,655,544
         Evergreen Resources(a)                                    50,000        1,306,250




                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Grey Wolf(a)                                             250,000   $      578,125
         Nabors Industries(a)                                      95,000        2,214,688
==========================================================================================
                                                                                 5,754,607
1.99     PAPER & FOREST PRODUCTS
         Champion International                                    41,450        2,145,037
==========================================================================================
1.48     PHOTOGRAPHY & IMAGING
         Gemstar International Group Ltd(a)                        24,000        1,590,000
==========================================================================================
10.75    RETAIL
         Amazon.com Inc(a)                                         27,400        2,741,712
         eBay Inc(a)                                                6,300          615,431
         eToys Inc(a)                                              64,600        2,579,962
         Home Depot                                                25,800        1,646,362
         Pacific Sunwear of California(a)                          43,000        1,075,000
         Tandy Corp                                                44,000        2,257,750
         Topps Co(a)                                               75,000          670,313
==========================================================================================
                                                                                11,586,530
5.46     SERVICES
         America Online(a)                                         50,000        4,756,250
         Travel Services International(a)                          80,000        1,130,000
==========================================================================================
                                                                                 5,886,250
2.06     TELECOMMUNICATIONS -- LONG DISTANCE
         Viatel Inc(a)                                             60,000        2,220,000
==========================================================================================
4.28     TELEPHONE
         AT&T Canada Class B Shrs Depository Receipts(a)           35,200        2,219,800
         COLT Telecom Group PLC Sponsored ADR Representing
           4 Ord Shrs(a)                                           26,600        2,397,325
==========================================================================================
                                                                                 4,617,125

         TOTAL COMMON STOCKS (Cost $92,230,420)                                102,004,420
==========================================================================================
1.87     PREFERRED STOCKS
1.87     AUTOMOBILES
         Porsche AG, Non-Voting Pfd (Cost $1,725,014)                 800        2,016,445
==========================================================================================
3.48     SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street dated 7/30/1999
           due 8/2/1999 at 4.960%, repurchased at $3,746,548
           (Collateralized  by US Treasury Bonds due 8/15/2013
           at 12.000%, value $3,837,512)(Cost $3,745,000)     $ 3,745,000        3,745,000
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $97,700,434)
         (Cost for Income Tax Purposes $98,256,503)                         $  107,765,865
==========================================================================================


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


Growth & Income Fund
97.50    COMMON STOCKS
1.40     AUTOMOBILES
         General Motors                                            14,100   $      859,219
==========================================================================================
1.37     BANKS
         Firstar Corp                                              32,100          836,606
==========================================================================================
4.00     BEVERAGES
         Coca-Cola Co                                              31,465        1,897,733
         PepsiCo Inc                                               14,055          549,902
==========================================================================================
                                                                                 2,447,635
0.71     BROADCASTING
         Infinity Broadcasting Class A Shrs(a)                     15,805          435,625
==========================================================================================
0.86     CHEMICALS
         du Pont (E I) de Nemours                                   7,275          524,255
==========================================================================================
2.56     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Lucent Technologies                                       15,420        1,003,264
         Nokia Corp Sponsored ADR Representing Ord Shrs             6,640          564,815
==========================================================================================
                                                                                 1,568,079
12.80    COMPUTER RELATED
         Cisco Systems(a)                                          19,750        1,226,969
         Dell Computer(a)                                          15,500          633,563
         EMC Corp(a)                                               14,600          884,213
         International Business Machines                           21,590        2,713,593
         Microsoft Corp(a)                                         27,670        2,374,432
==========================================================================================
                                                                                 7,832,770
3.40     ELECTRICAL EQUIPMENT
         General Electric                                          19,070        2,078,630
==========================================================================================
0.55     ELECTRONICS
         JDS Uniphase(a)                                            3,700          334,388
==========================================================================================
7.60     ELECTRONICS -- SEMICONDUCTOR
         Altera Corp(a)                                            20,200          732,250
         Intel Corp                                                36,570        2,523,330
         Texas Instruments                                          9,680        1,393,920
==========================================================================================
                                                                                 4,649,500
0.94     ENTERTAINMENT
         Time Warner                                                8,000          576,000
==========================================================================================
6.53     FINANCIAL
         American Express                                           4,670          615,273
         Citigroup Inc                                             38,767        1,727,554
         Fannie Mae                                                11,705          807,645
         Schwab (Charles) Corp                                     19,200          846,000
==========================================================================================
                                                                                 3,996,472

                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


3.83     GAMING
         Harrah's Entertainment                                   110,100   $    2,346,506
==========================================================================================
10.95    HEALTH CARE DRUGS -- PHARMACEUTICALS
         Bristol-Myers Squibb                                      26,230        1,744,295
         Johnson & Johnson                                         18,905        1,741,623
         Lilly (Eli) & Co                                          14,515          952,547
         Merck & Co                                                16,840        1,139,857
         Warner-Lambert Co                                         17,020        1,123,320
==========================================================================================
                                                                                 6,701,642
0.88     HEALTH CARE RELATED
         Medtronic Inc                                              7,500          540,469
==========================================================================================
1.97     HOUSEHOLD FURNITURE & APPLIANCES
         Maytag Corp                                               17,300        1,204,512
==========================================================================================
0.97     HOUSEHOLD PRODUCTS
         Procter & Gamble                                           6,540          591,870
==========================================================================================
2.59     INSURANCE
         American International Group                              13,675        1,588,009
==========================================================================================
1.87     MANUFACTURING
         Tyco International Ltd                                    11,690        1,141,967
==========================================================================================
6.05     OIL & GAS RELATED
         Chevron Corp                                              13,245        1,208,606
         Exxon Corp                                                25,865        2,053,034
         Schlumberger Ltd                                           7,225          437,564
==========================================================================================
                                                                                 3,699,204
1.19     PAPER & FOREST PRODUCTS
         Champion International                                    14,100          729,675
==========================================================================================
1.55     PERSONAL CARE
         Gillette Co                                               21,610          946,788
==========================================================================================
10.40    RETAIL
         Amazon.com Inc(a)                                          5,700          570,356
         CVS Corp                                                  18,660          928,335
         Dayton Hudson                                              9,135          590,920
         Home Depot                                                21,395        1,365,268
         Safeway Inc(a)                                            23,670        1,275,221
         Tandy Corp                                                 6,600          338,663
         Wal-Mart Stores                                           30,660        1,295,385
==========================================================================================
                                                                                 6,364,148
1.84     SERVICES
         America Online(a)                                          6,200          589,775
         Ecolab Inc                                                12,600          537,075
==========================================================================================
                                                                                 1,126,850


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


0.65     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Teligent Inc Class A Shrs(a)                               5,500   $      396,688
==========================================================================================
4.22     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp                                                 29,712        1,543,167
         MCI WorldCom(a)                                           12,560        1,036,200
==========================================================================================
                                                                                 2,579,367
5.82     TELEPHONE
         BellSouth Corp                                            41,570        1,995,360
         SBC Communications                                        27,375        1,565,508
==========================================================================================
                                                                                 3,560,868
         TOTAL COMMON STOCKS (Cost $52,502,373)                                 59,657,742
==========================================================================================
0.63     FIXED INCOME SECURITIES
0.63     PUBLISHING
         Tribune Co, Exch Sub Deb, PHONES(b)
           2.000%, 5/15/2029 (Cost $533,800)                  $   340,000          385,475
==========================================================================================
1.87     SHORT-TERM  INVESTMENTS -- REPURCHASE  AGREEMENTS
         Repurchase Agreement with State Street dated 7/30/1999
           due 8/2/1999 at 4.960%, repurchased at $1,145,473
           (Collateralized by US Treasury Bonds due 8/15/2013
           at 12.000%, value $1,177,993) (Cost $1,145,000)    $ 1,145,000        1,145,000
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $54,181,173)
         (Cost for Income Tax Purposes $55,056,946)                         $   61,188,217
==========================================================================================

S&P 500 Index Fund
92.05    COMMON STOCKS
1.12     AEROSPACE & DEFENSE
         Boeing Co                                                  5,656   $      256,641
         General Dynamics                                             634           42,676
         Goodrich (B F) Co                                            410           17,015
         Gulfstream Aerospace(a)                                      400           26,600
         Lockheed Martin                                            2,256           78,537
         Northrop Grumman                                             318           22,936
         Raytheon Co Class B Shrs(a)                                1,947          136,898
         United Technologies                                        2,806          187,125
==========================================================================================
                                                                                   768,428
0.12     AIR FREIGHT
         FDX Corp(a)                                                1,632           73,134
         Laidlaw Inc                                                1,846           11,307
==========================================================================================
                                                                                    84,441
0.25     AIRLINES
         AMR Corp(a)                                                  920           59,685
         Delta Air Lines                                              698           41,618



                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Southwest Airlines                                         2,844   $       52,614
         US Airways Group(a)                                          513           18,276
==========================================================================================
                                                                                   172,193
0.22     ALUMINUM
         Alcoa Inc                                                  2,126          127,294
         Reynolds Metals                                              400           22,650
==========================================================================================
                                                                                   149,944
0.35     AUTO PARTS
         AutoZone Inc(a)                                              821           20,268
         Cooper Tire & Rubber                                         411            9,247
         Cummins Engine                                               100            6,469
         Dana Corp                                                  1,007           42,042
         Genuine Parts                                              1,025           31,839
         Goodyear Tire & Rubber                                       803           42,459
         ITT Industries                                               517           19,323
         Johnson Controls                                             412           28,248
         Pep Boys-Manny Moe & Jack                                    300            4,988
         TRW Inc                                                      617           32,971
==========================================================================================
                                                                                   237,854
0.89     AUTOMOBILES
         Ford Motor                                                 7,088          344,654
         General Motors                                             3,764          229,369
         Navistar International(a)                                    400           17,775
         PACCAR Inc                                                   400           22,925
==========================================================================================
                                                                                   614,723
5.90     BANKS
         AmSouth Bancorp                                            1,050           24,019
         BB&T Corp                                                  1,780           62,745
         Bank of America                                           10,289          682,932
         Bank of New York                                           4,494          165,997
         Bank One                                                   6,943          378,827
         BankBoston Corp                                            1,690           79,324
         Chase Manhattan                                            5,054          388,526
         Comerica Inc                                                 803           44,566
         Fifth Third Bancorp                                        1,633          106,247
         First Union                                                5,622          258,612
         Firstar Corp                                               3,900          101,644
         Fleet Financial Group                                      3,258          131,949
         Huntington Bancshares                                      1,275           38,406
         KeyCorp                                                    2,588           81,522
         Mellon Bank                                                3,034          102,397
         Mercantile Bancorp                                           800           43,600
         Morgan (J P) & Co                                            917          117,261
         National City                                              3,680          109,480
         Northern Trust                                               600           52,200



                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         PNC Bank                                                   1,700   $       89,888
         Regions Financial                                          1,200           42,675
         Republic New York                                            530           36,968
         Southtrust Corp                                            1,000           36,750
         State Street                                               1,006           71,300
         Summit Bancorp                                               900           33,300
         SunTrust Banks                                             1,838          118,551
         Synovus Financial                                          1,586           29,044
         Union Planters                                               700           31,019
         US Bancorp                                                 4,183          130,196
         Wachovia Corp                                              1,234           96,329
         Wells Fargo                                                9,766          380,874
==========================================================================================
                                                                                 4,067,148
2.23     BEVERAGES
         Anheuser-Busch Cos                                         2,722          214,868
         Brown-Forman Corp Class B Shrs                               400           24,800
         Coca-Cola Co                                              14,524          875,979
         Coca-Cola Enterprises                                      2,500           72,969
         Coors (Adolph) Co Class B Shrs                               100            5,325
         PepsiCo Inc                                                8,696          340,231
==========================================================================================
                                                                                 1,534,172
0.32     BIOTECHNOLOGY
         Amgen Inc(a)                                               2,874          220,939
==========================================================================================
0.46     BROADCASTING
         CBS Corp(a)                                                4,062          178,474
         Clear Channel Communications(a)                            1,828          127,160
         King World Productions(a)                                    400           13,950
==========================================================================================
                                                                                   319,584
0.37     BUILDING MATERIALS
         Armstrong World Industries                                   100            5,500
         Crane Co                                                     350            8,881
         Lowe's Cos                                                 2,230          117,632
         Masco Corp                                                 1,916           57,001
         Owens Corning                                                300            9,263
         Sherwin-Williams Co                                        1,024           27,648
         Vulcan Materials                                             600           26,400
==========================================================================================
                                                                                   252,325
0.61     CABLE
         Comcast Corp Class A Shrs                                  4,398          169,323
         MediaOne Group(a)                                          3,485          252,227
==========================================================================================
                                                                                   421,550
1.45     CHEMICALS
         Air Products & Chemicals                                   1,244           41,596
         Dow Chemical                                               1,349          167,276


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         du Pont (E I) de Nemours                                   6,643   $      478,711
         Eastman Chemical                                             411           21,244
         Englehard Corp                                               720           16,065
         Grace (W R) & Co(a)                                          420            7,901
         Great Lakes Chemical                                         300           13,275
         Hercules Inc                                                 613           21,378
         Nalco Chemical                                               400           20,575
         PPG Industries                                               917           54,676
         Praxair Inc                                                  822           37,915
         Rohm & Haas                                                1,276           54,390
         Sigma-Aldrich Corp                                           614           20,646
         Union Carbide                                                817           39,216
==========================================================================================
                                                                                   994,864
3.28     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         ADC Telecommunications(a)                                    800           35,600
         Advanced Micro Devices(a)                                    820           14,094
         Andrew Corp(a)                                               413            8,260
         General Instrument(a)                                      1,021           46,328
         Harris Corp                                                  411           12,458
         Lucent Technologies                                       17,899        1,164,554
         Motorola Inc                                               3,592          327,770
         Nortel Networks                                            3,972          352,019
         QUALCOMM Inc(a)                                              900          140,400
         Scientific-Atlanta Inc                                       411           15,002
         Tellabs Inc(a)                                             2,338          143,933
==========================================================================================
                                                                                 2,260,418
12.12    COMPUTER RELATED
         Adobe Systems                                                310           26,582
         Apple Computer(a)                                            918           51,121
         Autodesk Inc                                                 300            7,950
         BMC Software(a)                                            1,300           70,037
         Cabletron Systems(a)                                         922           11,122
         Cisco Systems(a)                                          19,082        1,185,469
         Compaq Computer                                            9,985          239,640
         Computer Associates International                          3,076          141,111
         Compuware Corp(a)                                          2,100           58,275
         Data General(a)                                              300            4,181
         Dell Computer(a)                                          14,912          609,528
         EMC Corp(a)                                                5,852          354,412
         Gateway Inc(a)                                               800           60,950
         Hewlett-Packard Co                                         5,983          626,345
         International Business Machines                           10,876        1,366,977
         Microsoft Corp(a)                                         30,470        2,614,707



                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE



         Network Appliance(a)                                         400   $       21,800
         Novell Inc(a)                                              1,849           47,612
         Oracle Corp(a)                                             8,516          324,140
         Parametric Technology(a)                                   1,636           23,109
         Peoplesoft Inc(a)                                          1,400           19,075
         Seagate Technology(a)                                      1,434           38,539
         Silicon Graphics(a)                                        1,026           18,147
         Sun Microsystems(a)                                        4,604          312,497
         3Com Corp(a)                                               2,148           51,821
         Unisys Corp(a)                                             1,625           66,320
==========================================================================================
                                                                                 8,351,467
0.63     CONGLOMERATES
         Fortune Brands                                               924           36,498
         Monsanto Co                                                3,589          140,420
         National Service Industries                                  100            3,531
         Tenneco Inc                                                1,024           23,360
         Unilever NV New York Registered Shrs                       3,253          227,303
==========================================================================================
                                                                                   431,112
0.26     CONSUMER FINANCE
         Countrywide Credit Industries                                615           22,909
         Household International                                    2,752          118,164
         SLM Holding                                                  900           40,950
==========================================================================================
                                                                                   182,023
0.00     CONSUMER -- JEWELRY, NOVELTIES & GIFTS
         Jostens Inc                                                  100            2,025
==========================================================================================
0.16     CONTAINERS
         Ball Corp                                                    100            4,844
         Bemis Co                                                     300           11,100
         Crown Cork & Seal                                            618           18,115
         Owens-Illinois Inc(a)                                        820           20,449
         Sealed Air(a)                                                419           26,921
         Temple-Inland Inc                                            300           18,975
         Tupperware Corp                                              300            7,088
==========================================================================================
                                                                                   107,492
0.02     DISTRIBUTION
         SUPERVALU Inc                                                600           13,650
==========================================================================================
1.87     ELECTRIC UTILITIES
         AES Corp(a)                                                1,100           65,862
         Ameren Corp                                                  714           27,846
         American Electric Power                                    1,125           39,797
         CMS Energy                                                   700           26,162
         Carolina Power & Light                                       821           33,764
         Central & South West                                       1,130           24,083


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         CINergy Corp                                                 822   $       24,609
         Consolidated Edison                                        1,254           54,549
         Constellation Energy Group                                   821           24,066
         DTE Energy                                                   720           28,170
         Dominion Resources                                         1,026           45,208
         Duke Energy                                                2,036          107,781
         Edison International                                       2,053           51,967
         Entergy Corp                                               1,434           43,468
         FPL Group                                                    919           49,569
         FirstEnergy Corp                                           1,432           40,901
         Florida Progress                                             500           20,469
         GPU Inc                                                      717           27,515
         New Century Energies                                         600           20,812
         Niagara Mohawk Holdings(a)                                 1,020           16,065
         Northern States Power                                        800           18,000
         PG&E Corp                                                  2,261           71,504
         PP&L Resources                                               823           23,816
         PacifiCorp                                                 1,741           31,773
         PECO Energy                                                1,231           52,164
         Public Service Enterprise Group                            1,232           49,665
         Reliant Energy                                             1,740           47,741
         Southern Co                                                3,996          105,644
         Texas Utilities                                            1,662           70,531
         Unicom Corp                                                1,130           44,353
==========================================================================================
                                                                                 1,287,854
3.71     ELECTRICAL EQUIPMENT
         Emerson Electric                                           2,491          148,682
         General Electric                                          19,549        2,130,841
         Grainger (W W) Inc                                           426           20,128
         Honeywell Inc                                                684           81,952
         Rockwell International                                     1,137           66,870
         Solectron Corp(a)                                          1,400           90,213
         Thomas & Betts                                               300           13,575
==========================================================================================
                                                                                 2,552,261
0.08     ELECTRONICS
         EG&G Inc                                                     300           10,069
         PE Corp-PE Biosystems Group                                  600           33,638
         Tektronix Inc                                                300            9,506
==========================================================================================
                                                                                    53,213
2.67     ELECTRONICS -- SEMICONDUCTOR
         Intel Corp                                                19,848        1,369,512
         LSI Logic(a)                                                 720           36,225
         Micron Technology(a)                                       1,430           88,839
         National Semiconductor(a)                                    923           22,844



                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Texas Instruments                                          2,256   $      324,864
==========================================================================================
                                                                                 1,842,284
0.04     ENGINEERING & CONSTRUCTION
         Fluor Corp                                                   412           16,506
         Foster Wheeler                                               100            1,219
         McDermott International                                      300            8,456
==========================================================================================
                                                                                    26,181
1.67     ENTERTAINMENT
         Disney (Walt) Co                                          12,129          335,064
         Seagram Co Ltd                                             2,550          130,847
         Time Warner                                                7,136          513,792
         Viacom Inc Class B Shrs(a)                                 3,998          167,666
==========================================================================================
                                                                                 1,147,369
0.25     EQUIPMENT -- SEMICONDUCTOR
         Applied Materials(a)                                       2,051          147,544
         KLA-Tencor Corp(a)                                           412           27,913
==========================================================================================
                                                                                   175,457
3.75     FINANCIAL
         American Express                                           2,605          343,209
         Associates First Capital Class A Shrs                      4,332          165,970
         Capital One Financial                                      1,200           55,650
         Citigroup Inc                                             19,879          885,858
         Fannie Mae                                                 5,897          406,893
         Franklin Resources                                         1,500           57,187
         Freddie Mac                                                4,056          232,713
         MBIA Inc                                                     512           29,312
         MBNA Corp                                                  4,743          135,175
         Providian Financial                                          719           65,429
         Schwab (Charles) Corp                                      4,722          208,063
==========================================================================================
                                                                                 2,585,459
1.47     FOODS
         Archer-Daniels-Midland Co                                  3,341           46,774
         Bestfoods Inc                                              1,588           77,415
         Campbell Soup                                              2,500          110,000
         ConAgra Inc                                                2,766           70,706
         General Mills                                                804           66,581
         Heinz (H J) Co                                             2,041           96,182
         Hershey Foods                                                794           46,052
         Kellogg Co                                                 2,370           82,506
         Nabisco Group Holdings                                     1,800           33,750
         Pioneer Hi-Bred International                              1,454           56,524
         Quaker Oats                                                  719           48,937
         Ralston Purina                                             1,910           57,181
         Sara Lee                                                   5,230          115,060
         Sysco Corp                                                 1,824           59,622


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Wrigley (William) Jr Co                                      576   $       45,900
==========================================================================================
                                                                                 1,013,190
0.13     FOOTWEAR
         NIKE Inc Class B Shrs                                      1,591           82,732
         Reebok International Ltd(a)                                  300            3,638
==========================================================================================
                                                                                    86,370
0.04     GAMING
         Harrah's Entertainment(a)                                    714           15,217
         Mirage Resorts(a)                                          1,025           14,414
==========================================================================================
                                                                                    29,631
0.15     GOLD & PRECIOUS METALS MINING
         ASARCO Inc                                                   100            1,775
         Barrick Gold                                               2,152           39,947
         Battle Mountain Gold                                       1,332            2,581
         Freeport-McMoran Copper & Gold Class B Shrs                  827           13,956
         Homestake Mining                                           1,520           12,160
         Newmont Mining                                               922           17,057
         Placer Dome                                                1,833           18,674
==========================================================================================
                                                                                   106,150
0.03     HARDWARE & TOOLS
         Snap-on Inc                                                  300           10,500
         Stanley Works                                                412           11,510
==========================================================================================
                                                                                    22,010
7.84     HEALTH CARE DRUGS -- PHARMACEUTICALS
         Abbott Laboratories                                        9,004          386,609
         Allergan Inc                                                 300           28,350
         ALZA Corp(a)                                                 592           28,786
         American Home Products                                     7,754          395,454
         Bristol-Myers Squibb                                      11,706          778,449
         Johnson & Johnson                                          7,883          726,221
         Lilly (Eli) & Co                                           6,528          428,400
         Longs Drug Stores                                            100            3,444
         Merck & Co                                                13,874          939,096
         Pfizer Inc                                                22,347          758,401
         Pharmacia & Upjohn                                         2,933          157,832
         Schering-Plough Corp                                       8,662          424,438
         Warner-Lambert Co                                          4,937          325,842
         Watson Pharmaceuticals(a)                                    500           17,219
==========================================================================================
                                                                                 5,398,541
1.58     HEALTH CARE RELATED
         Bard (C R) Inc                                               300           14,587
         Bausch & Lomb                                                300           21,544
         Baxter International                                       1,684          115,670
         Becton Dickinson & Co                                      1,434           39,345



                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Biomet Inc                                                   616   $       22,407
         Boston Scientific(a)                                       2,256           91,509
         Cardinal Health                                            1,519          103,672
         Columbia/HCA Healthcare                                    3,690           82,102
         Guidant Corp                                               1,694           99,205
         HCR Manor Care(a)                                            600           12,225
         HEALTHSOUTH Corp(a)                                        2,455           30,074
         Humana Inc(a)                                                923           10,038
         Mallinckrodt Inc                                             410           13,889
         McKesson HBOC                                              1,586           49,265
         Medtronic Inc                                              3,308          238,383
         St Jude Medical(a)                                           413           15,358
         Shared Medical Systems                                       100            5,988
         Tenet Healthcare(a)                                        1,700           30,494
         United Healthcare                                            924           56,364
         Wellpoint Health Networks(a)                                 400           32,850
==========================================================================================
                                                                                 1,084,969
0.03     HOMEBUILDING
         Centex Corp                                                  300           10,106
         Kaufman & Broad Home                                         300            6,244
         Pulte Corp                                                   300            6,806
==========================================================================================
                                                                                    23,156
0.08     HOUSEHOLD FURNITURE & APPLIANCES
         Maytag Corp                                                  413           28,755
         Whirlpool Corp                                               400           28,675
==========================================================================================
                                                                                    57,430
1.51     HOUSEHOLD PRODUCTS
         Black & Decker                                               513           29,626
         Clorox Co                                                    668           74,816
         Colgate-Palmolive Co                                       3,188          157,407
         Newell Rubbermaid                                          1,653           71,492
         Procter & Gamble                                           7,782          704,271
==========================================================================================
                                                                                 1,037,612
2.93     INSURANCE
         Aetna Inc                                                    798           65,436
         AFLAC Inc                                                  1,500           69,562
         Allstate Corp                                              4,664          165,572
         American General                                           1,360          105,230
         American International Group                               7,256          842,603
         Aon Corp                                                   1,515           56,718
         Chubb Corp                                                 1,059           63,341
         CIGNA Corp                                                 1,247          109,970
         Cincinnati Financial                                         845           31,793
         Conseco Inc                                                1,941           55,925



                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Hartford Financial Services Group                          1,256   $       67,824
         Jefferson-Pilot Corp                                         515           37,627
         Lincoln National                                           1,134           56,700
         Loews Corp                                                   576           40,392
         MGIC Investment                                              675           33,286
         Progressive Corp                                             419           53,527
         SAFECO Corp                                                  720           27,405
         St Paul Cos                                                1,232           38,346
         Torchmark Corp                                               720           23,670
         UnumProvident Corp                                         1,430           74,003
==========================================================================================
                                                                                 2,018,930
0.17     INSURANCE BROKERS
         Marsh & McLennan                                           1,568          119,168
==========================================================================================
0.78     INVESTMENT BANK/BROKER FIRM
         Bear Stearns                                                 710           30,042
         Lehman Brothers Holdings                                     700           37,625
         Merrill Lynch & Co                                         2,119          144,224
         Morgan Stanley Dean Witter & Co                            3,289          296,421
         Paine Webber Group                                           800           32,000
==========================================================================================
                                                                                   540,312
0.09     IRON & STEEL
         Allegheny Teledyne                                         1,024           21,952
         Bethlehem Steel(a)                                           716            5,594
         Nucor Corp                                                   412           19,982
         USX-US Steel Group                                           412           10,686
         Worthington Industries                                       414            6,055
==========================================================================================
                                                                                    64,269
0.26     LEISURE TIME
         Brunswick Corp                                               514           14,071
         Carnival Corp                                              3,500          162,531
==========================================================================================
                                                                                   176,602
0.09     LODGING -- HOTELS
         Hilton Hotels                                              1,435           18,745
         Marriott International Class A Shrs                        1,168           40,953
==========================================================================================
                                                                                    59,698
0.57     MACHINERY
         Briggs & Stratton                                            100            6,019
         Case Corp                                                    420           20,002
         Caterpillar Inc                                            2,044          119,829
         Cooper Industries                                            517           28,370
         Danaher Corp                                                 700           39,944
         Deere & Co                                                 1,266           48,424
         Dover Corp                                                 1,246           49,217


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE



         Ingersoll-Rand Co                                          1,023   $       65,792
         Milacron Inc                                                 100            1,712
         NACCO Industries Class A Shrs                                100            7,825
         Timken Co                                                    400            6,600
==========================================================================================
                                                                                   393,734
0.00     MANUFACTURED HOUSING
         Fleetwood Enterprises                                        100            2,306
==========================================================================================
1.86     MANUFACTURING
         AlliedSignal Inc                                           3,179          205,642
         Corning Inc                                                1,352           94,640
         Eaton Corp                                                   411           40,663
         FMC Corp(a)                                                  100            6,975
         Illinois Tool Works                                        1,364          101,362
         Millipore Corp                                               300           12,225
         Minnesota Mining & Manufacturing                           2,368          208,236
         Pall Corp                                                    618           13,017
         Parker-Hannifin Corp                                         616           29,068
         Raychem Corp                                                 412           15,708
         Textron Inc                                                  808           66,458
         Thermo Electron(a)                                           821           14,111
         Tyco International Ltd                                     4,833          472,124
==========================================================================================
                                                                                 1,280,229
0.12     METALS MINING
         Alcan Aluminium Ltd                                        1,332           40,127
         Cyprus Amax Minerals                                         413            5,421
         Inco Ltd                                                   1,123           19,933
         Phelps Dodge                                                 300           17,794
==========================================================================================
                                                                                    83,275
0.67     NATURAL GAS
         Coastal Corp                                               1,230           48,662
         Columbia Energy Group                                        450           26,775
         Consolidated Natural Gas                                     513           32,127
         Eastern Enterprises                                          100            3,894
         Enron Corp                                                 2,109          179,660
         NICOR Inc                                                    300           11,588
         ONEOK Inc                                                    100            3,181
         Peoples Energy                                               100            3,681
         Sempra Energy                                              1,118           24,806
         Sonat Inc                                                    612           21,535
         Williams Cos                                               2,510          105,577
==========================================================================================
                                                                                   461,486
0.67     OFFICE EQUIPMENT & SUPPLIES
         Avery Dennison                                               614           37,684
         IKON Office Solutions                                        819           10,801
         Moore Ltd                                                    412            3,425


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Office Depot(a)                                            2,100   $       39,375
         Pitney Bowes                                               1,590          101,164
         Staples Inc(a)                                             2,600           75,075
         Xerox Corp                                                 3,928          191,490
==========================================================================================
                                                                                   459,014
5.70     OIL & GAS RELATED
         Amerada Hess                                                 513           30,363
         Anadarko Petroleum                                           600           22,912
         Apache Corp                                                  513           21,770
         Ashland Inc                                                  400           15,200
         Atlantic Richfield                                         1,911          172,109
         Baker Hughes                                               1,894           65,935
         Burlington Resources                                         925           40,873
         Chevron Corp                                               3,931          358,704
         Exxon Corp                                                14,519        1,152,446
         Halliburton Co                                             2,496          115,128
         Helmerich & Payne                                            300            7,669
         Kerr-McGee Corp                                              516           26,574
         Mobil Corp                                                 4,615          471,884
         Occidental Petroleum                                       2,047           40,044
         Phillips Petroleum                                         1,473           75,583
         Rowan Cos(a)                                                 412            7,751
         Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs    12,608          769,088
         Schlumberger Ltd                                           3,125          189,258
         Sunoco Inc                                                   500           15,250
         Texaco Inc                                                 3,077          191,736
         USX-Marathon Group                                         1,689           51,303
         Union Pacific Resources Group                              1,535           27,342
         Unocal Corp                                                1,462           58,023
==========================================================================================
                                                                                 3,926,945
0.87     PAPER & FOREST PRODUCTS
         Boise Cascade                                                300           11,569
         Champion International                                       513           26,548
         Fort James                                                 1,237           45,150
         Georgia-Pacific Group                                      1,026           46,106
         International Paper                                        2,392          122,291
         Kimberly-Clark Corp                                        3,076          187,636
         Louisiana-Pacific Corp                                       615           13,492
         Mead Corp                                                    515           21,115
         Potlatch Corp                                                100            4,056
         Westvaco Corp                                                614           18,075
         Weyerhaeuser Co                                            1,231           79,630
         Willamette Industries                                        516           23,220
==========================================================================================
                                                                                   598,888


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


0.57     PERSONAL CARE
         Alberto-Culver Co Class B Shrs                               300   $        7,669
         Avon Products                                              1,574           71,617
         Gillette Co                                                6,536          286,358
         International Flavors & Fragrances                           615           27,867
==========================================================================================
                                                                                   393,511
0.20     PHOTOGRAPHY & IMAGING
         Eastman Kodak                                              1,913          132,236
         Polaroid Corp                                                300            6,900
==========================================================================================
                                                                                   139,136
0.22     POLLUTION CONTROL
         Allied Waste Industries(a)                                 1,100           19,731
         Browning-Ferris Industries                                   928           41,644
         Waste Management                                           3,453           88,267
==========================================================================================
                                                                                   149,642
0.59     PUBLISHING
         American Greetings Class A Shrs                              410           12,044
         Donnelley (R R) & Sons                                       720           25,200
         Dow Jones & Co                                               513           25,586
         Gannett Inc                                                1,686          121,813
         Harcourt General                                             410           19,039
         Knight-Ridder Inc                                            412           22,093
         McGraw-Hill Cos                                            1,028           52,299
         Meredith Corp                                                300           10,781
         New York Times Class A Shrs                                  926           36,403
         Times Mirror Series A Shrs                                   413           24,883
         Tribune Co                                                   617           54,335
==========================================================================================
                                                                                   404,476
0.47     RAILROADS
         Burlington Northern Santa Fe                               2,709           86,688
         CSX Corp                                                   1,143           55,364
         Kansas City Southern Industries                              700           38,675
         Norfolk Southern                                           2,253           65,900
         Union Pacific                                              1,462           79,405
==========================================================================================
                                                                                   326,032
0.58     RESTAURANTS
         Darden Restaurants                                           721           15,727
         McDonald's Corp                                            8,004          333,667
         Tricon Global Restaurants(a)                                 821           33,404
         Wendy's International                                        618           17,961
==========================================================================================
                                                                                   400,759
5.40     RETAIL
         Albertson's Inc                                            2,466          122,529
         Best Buy(a)                                                1,200           89,550
         CVS Corp                                                   2,226          110,743


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Circuit City Stores-Circuit City Group                     1,028   $       48,573
         Consolidated Stores(a)                                       629            9,828
         Costco Cos(a)                                              1,240           92,690
         Dayton Hudson                                              2,486          160,813
         Dillard's Inc Class A Shrs                                   615           18,950
         Dollar General                                             1,218           32,201
         Federated Department Stores(a)                             1,238           63,525
         Gap Inc                                                    5,094          238,144
         Great Atlantic & Pacific Tea                                 100            3,456
         Home Depot                                                 8,760          558,997
         Kmart Corp(a)                                              2,768           40,136
         Kohl's Corp(a)                                             1,000           76,062
         Kroger Co(a)                                               4,834          127,195
         Limited Inc                                                1,179           53,866
         May Department Stores                                      2,028           78,458
         Nordstrom Inc                                                800           25,150
         Penney (J C) Co                                            1,464           64,050
         Rite Aid                                                   1,534           32,502
         Safeway Inc(a)                                             2,800          150,850
         Sears Roebuck & Co                                         2,257           91,409
         TJX Cos                                                    1,846           61,033
         Tandy Corp                                                 1,028           52,749
         Toys "R" Us(a)                                             1,340           21,775
         Walgreen Co                                                5,346          151,359
         Wal-Mart Stores                                           26,260        1,109,485
         Winn-Dixie Stores                                            821           32,532
==========================================================================================
                                                                                 3,718,610
0.21     SAVINGS & LOAN
         Golden West Financial                                        315           30,220
         Washington Mutual                                          3,361          115,324
==========================================================================================
                                                                                   145,544
2.34     SERVICES
         America Online(a)                                          6,500          618,312
         Automatic Data Processing                                  3,684          147,590
         Block (H & R) Inc                                            515           28,132
         Cendant Corp(a)                                            4,519           90,945
         Ceridian Corp(a)                                             722           20,216
         Computer Sciences(a)                                         802           51,629
         Deluxe Corp                                                  411           15,412
         Dun & Bradstreet                                             824           26,162
         Ecolab Inc                                                   700           29,837
         Electronic Data Systems                                    2,800          168,875
         Equifax Inc                                                  821           26,990
         First Data                                                 2,560          126,880


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         IMS Health                                                 1,912   $       53,297
         Interpublic Group of Cos                                   1,436           60,312
         Omnicom Group                                              1,043           73,923
         Paychex Inc                                                1,400           39,288
         Ryder System                                                 400            9,425
         Service Corp International                                 1,465           23,257
==========================================================================================
                                                                                 1,610,482
0.35     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Nextel Communications Class A Shrs(a)                      1,700           91,056
         Sprint Corp-PCS Group Series 1 Shrs(a)                     2,491          151,017
==========================================================================================
                                                                                   242,073
3.12     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp                                                 18,779          975,334
         MCI WorldCom(a)                                           10,985          906,263
         Sprint Corp                                                5,164          266,914
==========================================================================================
                                                                                 2,148,511
4.46     TELEPHONE
         ALLTEL Corp                                                1,770          127,108
         Ameritech Corp                                             6,519          477,517
         Bell Atlantic                                              9,120          581,400
         BellSouth Corp                                            11,102          532,896
         CenturyTel Inc                                               800           34,200
         Frontier Corp                                              1,023           56,713
         GTE Corp                                                   5,729          422,156
         SBC Communications                                        11,604          663,604
         US WEST                                                    3,043          174,402
==========================================================================================
                                                                                 3,069,996
0.07     TEXTILE -- APPAREL MANUFACTURING
         Fruit of the Loom Class A Shrs(a)                            410            3,254
         Liz Claiborne                                                400           15,525
         Russell Corp                                                 100            1,919
         VF Corp                                                      617           24,372
==========================================================================================
                                                                                    45,070
0.01     TEXTILE -- HOME FURNISHINGS
         Springs Industries Class A Shrs                              100            3,975
==========================================================================================
0.81     TOBACCO
         Philip Morris                                             14,192          528,652
         UST Inc                                                    1,026           31,806
==========================================================================================
                                                                                   560,458
0.13     TOYS
         Hasbro Inc                                                 1,177           30,602
         Mattel Inc                                                 2,491           58,538
==========================================================================================
                                                                                    89,140


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


0.08     TRUCKS & PARTS
         Delphi Automotive Systems                                  3,230   $       58,140
==========================================================================================
         TOTAL COMMON STOCKS (Cost $56,397,980)                                 63,405,900
==========================================================================================
7.95     SHORT-TERM INVESTMENTS
0.43     US Government Obligations
         US Treasury Bills, 10/14/1999(c)
           (Amortized Cost $297,184)                          $   300,000          297,184
==========================================================================================
7.52     Repurchase Agreements
         Repurchase Agreement with State Street dated
           7/30/1999 due 8/2/1999 at 4.960%,
           repurchased at $5,184,142 (Collateralized
           by US Treasury Bonds, due 8/15/2013 at 12.000%,
           value $5,311,810)(Cost $5,182,000)                 $ 5,182,000        5,182,000
==========================================================================================
         TOTAL SHORT-TERM INVESTMENTS (Amortized Cost $5,479,184)                5,479,184
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $61,877,164)
         (Cost for Income Tax Purposes $61,883,923)                         $   68,885,084
==========================================================================================

Small Company Growth Fund
82.66    COMMON STOCKS & RIGHTS
1.72     AEROSPACE & DEFENSE
         Aeroflex Inc(a)                                          163,700   $    3,100,069
         Alliant Techsystems(a)                                    23,000        1,901,812
         Moog Inc Class A Shrs(a)                                  95,600        2,963,600
==========================================================================================
                                                                                 7,965,481
1.55     AUTO PARTS
         CSK Auto(a)                                              150,200        3,811,325
         O'Reilly Automotive(a)                                    79,000        3,367,375
==========================================================================================
                                                                                 7,178,700
1.65     BANKS
         City National                                             74,180        2,540,665
         Hudson United Bancorp                                     86,000        2,795,000
         US Trust                                                  26,000        2,340,000
==========================================================================================
                                                                                 7,675,665
1.85     BROADCASTING
         Citadel Communications(a)                                115,600        3,699,200
         Salem Communications Class A Shrs(a)                     174,300        4,880,400
==========================================================================================
                                                                                 8,579,600
0.44     BUILDING MATERIALS
         Elcor Corp                                                50,000        2,056,250
==========================================================================================
5.72     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Advanced Fibre Communications(a)                          87,000        1,446,375
         ANTEC Corp(a)                                            128,700        5,397,356



                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Digital Microwave(a)                                     374,400   $    4,446,000
         Excel Switching(a)                                       120,000        3,270,000
         Gilat Satellite Networks Ltd(a)                           87,600        4,620,900
         Powerwave Technologies(a)                                 96,700        3,444,938
         REMEC Inc(a)                                             174,150        2,187,759
         Terayon Communication Systems(a)                          45,000        1,760,625
==========================================================================================
                                                                                26,573,953
14.81    COMPUTER RELATED
         Advantage Learning Systems(a)                            124,500        4,108,500
         Business Objects SA Sponsored ADR
           Representing Ord Shrs(a)                               125,200        5,649,650
         Electronics for Imaging(a)                                50,000        2,740,625
         Entrust Technologies(a)                                   82,000        2,460,000
         Gadzoox Networks(a)                                       30,000        2,257,500
         Genesys Telecommunications Laboratories(a)               235,000        6,462,500
         InfoSpace.com Inc(a)                                      32,000        1,470,000
         Internet Capital Group Rights(d)                           2,020                0
         Kronos Inc(a)                                             66,500        3,216,937
         Macromedia Inc(a)                                         99,000        3,452,625
         Mercury Interactive(a)                                    79,800        3,680,775
         Metro Information Services(a)                             79,100        1,359,531
         MICROS Systems(a)                                         75,200        2,570,900
         NetIQ Corp(a)                                            100,000        1,675,000
         Netopia Inc(a)                                            90,000        2,238,750
         OneMain.com Inc(a)                                       123,000        2,913,563
         Packeteer Inc(a)                                          30,500          899,750
         Peregrine Systems(a)                                     119,000        3,555,125
         Primus Knowledge Solutions(a)                            120,000        2,887,500
         Research in Motion Ltd(a)                                 87,600        2,047,650
         Rhythms NetConnections(a)                                 40,250        1,750,875
         SoftNet Systems(a)                                        90,000        2,216,250
         USWeb Corp(a)                                             90,310        1,890,866
         Verity Inc(a)                                             33,000        1,633,500
         Visual Networks(a)                                       109,100        3,934,419
         WebTrends Corp(a)                                         50,300        1,659,900
==========================================================================================
                                                                                68,732,691
0.52     CONSUMER FINANCE
         Towne Services(a)                                        301,300        2,429,231
==========================================================================================



                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


0.93     DISTRIBUTION
         Insight Enterprises(a)                                   148,400   $    4,303,600
==========================================================================================
1.61     ELECTRICAL EQUIPMENT
         DII Group(a)                                             129,500        4,799,594
         Universal Electronics(a)                                  93,600        2,655,900
==========================================================================================
                                                                                 7,455,494
1.19     ELECTRONICS
         Anaren Microwave(a)                                      128,900        3,045,262
         LeCroy Corp(a)                                             6,675          123,487
         Mettler-Toledo International(a)                           81,800        2,367,088
==========================================================================================
                                                                                 5,535,837
5.08     ELECTRONICS -- SEMICONDUCTOR
         ANADIGICS Inc(a)                                          86,100        2,669,100
         Applied Micro Circuits(a)                                 20,500        1,927,000
         Cree Research(a)                                          24,800        1,534,500
         Cypress Semiconductor(a)                                 200,000        4,000,000
         Galileo Technology Ltd(a)                                 46,000        2,466,750
         QLogic Corp(a)                                            14,400        2,403,000
         TranSwitch Corp(a)                                        47,500        2,084,063
         Unitrode Corp(a)                                          78,000        2,881,125
         Zoran Corp(a)                                            148,000        3,626,000
==========================================================================================
                                                                                23,591,538
0.65     ENTERTAINMENT
         SFX Entertainment Class A Shrs(a)                         66,900        2,997,956
==========================================================================================
2.75     EQUIPMENT -- SEMICONDUCTOR
         American Xtal Technology(a)                               97,000        2,982,750
         Brooks Automation(a)                                     119,100        3,230,587
         Cymer Inc(a)                                             105,000        3,327,187
         Photronics Inc(a)                                        115,000        3,234,375
==========================================================================================
                                                                                12,774,899
0.69     GAMING
         Harrah's Entertainment(a)                                151,200        3,222,450
==========================================================================================
3.75     HEALTH CARE DRUGS -- PHARMACEUTICALS
         Accredo Health(a)                                         62,200        1,982,625
         Alkermes Inc(a)                                           92,000        2,403,500
         ChiRex Inc(a)                                            120,900        3,959,475
         Priority Healthcare Class B Shrs(a)                       99,764        4,813,613
         Roberts Pharmaceutical(a)                                154,750        4,245,953
==========================================================================================
                                                                                17,405,166



                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


1.87     HEALTH CARE RELATED
         Laser Vision Centers(a)                                   15,600   $      980,850
         MedQuist Inc(a)                                           40,000        1,735,000
         Pharmaceutical Product Development(a)                     85,300        2,233,794
         Province Healthcare(a)                                   162,400        2,740,500
         ResMed Inc(a)                                             34,200          974,700
==========================================================================================
                                                                                 8,664,844
0.74     INSURANCE
         HCC Insurance Holdings                                   151,800        3,443,962
==========================================================================================
1.22     INVESTMENT BANK/BROKER FIRM
         Affiliated Managers Group(a)                             140,000        4,112,500
         National Discount Brokers Group(a)                        41,200        1,573,325
==========================================================================================
                                                                                 5,685,825
0.92     LEISURE TIME
         Action Performance(a)                                     51,200        1,772,800
         Intrawest Corp                                           165,000        2,505,938
==========================================================================================
                                                                                 4,278,738
0.37     MANUFACTURING
         Pentair Inc                                               40,000        1,737,500
==========================================================================================
5.88     OIL & GAS RELATED
         Atwood Oceanics(a)                                        96,800        2,897,950
         Basin Exploration(a)                                     127,500        2,677,500
         Evergreen Resources(a)                                   132,500        3,461,562
         Global Marine(a)                                         180,700        3,026,725
         Louis Dreyfus Natural Gas(a)                             134,200        2,566,575
         Nabors Industries(a)                                     107,000        2,494,438
         Newfield Exploration(a)                                   90,500        2,618,844
         Precision Drilling(a)                                    203,000        4,643,625
         Unit Corp(a)                                             375,000        2,929,688
==========================================================================================
                                                                                27,316,907
0.59     PERSONAL CARE
         Playtex Products(a)                                      170,000        2,720,000
==========================================================================================
0.76     RESTAURANTS
         Papa John's International(a)                              82,600        3,546,638
==========================================================================================
7.44     RETAIL
         Ames Department Stores(a)                                 64,200        2,632,200
         Children's Place(a)                                       67,100        2,667,225
         Cost Plus(a)                                              50,000        2,200,000
         Footstar Inc(a)                                           86,100        3,099,600
         InterTAN Inc(a)                                          215,000        4,232,812


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Men's Wearhouse(a)                                       129,200   $    3,213,850
         Pacific Sunwear of California(a)                         220,000        5,500,000
         Sharper Image(a)                                         167,400        1,715,850
         Tuesday Morning(a)                                        92,600        2,141,375
         Wild Oats Markets(a)                                     130,000        4,728,750
         Yankee Candle(a)                                         107,700        2,423,250
==========================================================================================
                                                                                34,554,912
0.39     SAVINGS & LOAN
         FirstFed Financial(a)                                    112,600        1,801,600
==========================================================================================
11.14    SERVICES
         ACNielsen Corp(a)                                        105,000        3,038,437
         AHL Services(a)                                          144,350        3,680,925
         Corporate Executive Board(a)                              47,300        1,791,487
         Harte-Hanks Inc                                          136,900        3,636,406
         Integrated Electrical Services(a)                         72,000        1,215,000
         InterVoice Inc(a)                                        221,200        3,345,650
         IntraNet Solutions(a)                                    235,000        1,997,500
         Jack Henry & Associates                                   68,220        2,950,515
         Media Metrix(a)                                           43,700        1,676,988
         NCO Group(a)                                             100,700        3,939,888
         Navigant Consulting(a)                                    82,200        3,472,950
         NetGravity Inc(a)                                        139,500        3,007,969
         Pegasus Systems(a)                                        62,000        2,092,500
         ProBusiness Services(a)                                   74,200        2,365,125
         Profit Recovery Group International(a)                    33,200        1,709,800
         Provant Inc(a)                                           123,600        1,714,950
         Safeguard Scientifics(a)                                  20,200        1,292,800
         Sykes Enterprises(a)                                     140,000        3,928,750
         Sylvan Learning Systems(a)                                84,000        2,147,250
         TSI International Software Ltd(a)                        141,000        2,687,813
         US Interactive Rights(d)                                   1,010                0
==========================================================================================
                                                                                51,692,703
2.35     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Aironet Wireless Communications(a)                       196,000        2,058,000
         Metro One Telecommunications(a)                          133,600        1,837,000
         Pinnacle Holdings(a)                                     196,100        4,841,219
         Proxim Inc(a)                                             39,900        2,167,069
==========================================================================================
                                                                                10,903,288


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


1.64     TELECOMMUNICATIONS -- LONG DISTANCE
         Dycom Industries(a)                                       52,450   $    2,504,487
         Orckit Communications Ltd(a)                              90,000        2,767,500
         Viatel Inc(a)                                             63,000        2,331,000
==========================================================================================
                                                                                 7,602,987
0.84     TELEPHONE
         CTC Communications(a)                                    165,000        2,897,812
         Inet Technologies(a)                                      41,200          999,100
==========================================================================================
                                                                                 3,896,912
0.84     TEXTILE -- APPAREL MANUFACTURING
         Quiksilver Inc(a)                                        156,500        3,892,938
==========================================================================================
0.76     TEXTILE -- HOME FURNISHINGS
         Linens 'n Things(a)                                       76,600        3,542,750
==========================================================================================
         TOTAL COMMON STOCKS & RIGHTS (Cost $326,154,732)                      383,761,015
==========================================================================================
17.34    SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street dated
           7/30/1999 due 8/2/1999 at 4.960%, repurchased
           at $80,509,263 (Collateralized by US Treasury
           Bonds, due 8/15/2013 at 12.000% and 5/15/2016
           at 7.250%, respectively, value $82,399,128)
           (Cost $80,476,000)                                $ 80,476,000       80,476,000
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $406,630,732)
         (Cost for Income Tax Purposes $407,730,129)                        $  464,237,015
==========================================================================================

Value Equity Fund
98.46    COMMON STOCKS
1.44     AEROSPACE & DEFENSE
         Raytheon Co Class B Shrs                                  75,800   $    5,329,687
==========================================================================================
1.81     AIRLINES
         Southwest Airlines                                       362,550        6,707,175
==========================================================================================
1.69     AUTOMOBILES
         Ford Motor                                               128,600        6,253,175
==========================================================================================
8.63     BANKS
         Bank of America                                          111,364        7,391,786
         Bank One                                                 129,600        7,071,300
         Chase Manhattan                                           71,600        5,504,250
         Commerce Bancshares                                       66,600        2,688,975
         First Union                                               60,000        2,760,000
         State Street                                              26,000        1,842,750
         Wachovia Corp                                             60,000        4,683,750
==========================================================================================
                                                                                31,942,811
5.32     BUILDING MATERIALS
         Lowe's Cos                                               178,200        9,400,050



                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE

         Sherwin-Williams Co                                      132,700   $    3,582,900
         Vulcan Materials                                         152,700        6,718,800
==========================================================================================
                                                                                19,701,750
0.80     CABLE
         MediaOne Group(a)                                         41,100        2,974,613
==========================================================================================
0.74     CHEMICALS
         Dow Chemical                                              22,000        2,728,000
==========================================================================================
9.55     COMPUTER RELATED
         Cadence Design Systems(a)                                128,700        1,359,394
         Compaq Computer                                          148,200        3,556,800
         Computer Associates International                        113,225        5,194,197
         Compuware Corp(a)                                         86,800        2,408,700
         International Business Machines                           72,000        9,049,500
         Oracle Corp(a)                                           167,500        6,375,469
         Sun Microsystems(a)                                      108,900        7,391,587
==========================================================================================
                                                                                35,335,647
1.82     CONGLOMERATES
         Hanson PLC Sponsored ADR Representing 5 Ord Shrs         150,000        6,750,000
==========================================================================================
1.48     DISTRIBUTION
         SUPERVALU Inc                                            240,000        5,460,000
==========================================================================================
4.07     ELECTRIC UTILITIES
         DTE Energy                                               137,000        5,360,125
         GPU Inc                                                   45,000        1,726,875
         Southern Co                                              135,000        3,569,063
         TECO Energy                                              215,600        4,392,850
==========================================================================================
                                                                                15,048,913
3.25     ELECTRICAL EQUIPMENT
         General Electric                                          72,500        7,902,500
         Rockwell International                                    70,000        4,116,875
==========================================================================================
                                                                                12,019,375
0.97     ELECTRONICS -- SEMICONDUCTOR
         Intel Corp                                                52,000        3,588,000
==========================================================================================
2.75     FINANCIAL
         Associates First Capital Class A Shrs                     67,408        2,582,569
         Fannie Mae                                               109,800        7,576,200
==========================================================================================
                                                                                10,158,769
10.95    HEALTH CARE DRUGS -- PHARMACEUTICALS
         Abbott Laboratories                                       94,000        4,036,125
         American Home Products                                   100,000        5,100,000
         Bristol-Myers Squibb                                     120,000        7,980,000
         Merck & Co                                               111,100        7,520,081
         Mylan Laboratories                                       138,000        3,139,500
         Schering-Plough Corp                                     158,500        7,766,500



                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


         Warner-Lambert Co                                         75,600   $    4,989,600
==========================================================================================
                                                                                40,531,806
1.66     HEALTH CARE RELATED
         Biomet Inc                                               168,900        6,143,737
==========================================================================================
7.82     INSURANCE
         American General                                          90,000        6,963,750
         American International Group                              44,225        5,135,628
         Jefferson-Pilot Corp                                      86,362        6,309,824
         MGIC Investment                                          100,000        4,931,250
         Torchmark Corp                                           170,000        5,588,750
==========================================================================================
                                                                                28,929,202
1.85     INSURANCE BROKERS
         Marsh & McLennan                                          90,000        6,840,000
==========================================================================================
0.72     IRON & STEEL
         Nucor Corp                                                55,200        2,677,200
==========================================================================================
0.54     MACHINERY
         Dover Corp                                                50,600        1,998,700
==========================================================================================
2.94     MANUFACTURING
         Federal Signal                                            90,400        1,937,950
         Illinois Tool Works                                       30,000        2,229,375
         Precision Castparts                                       10,000          393,750
         Textron Inc                                               31,500        2,590,875
         York International                                        83,700        3,740,344
==========================================================================================
                                                                                10,892,294
2.06     OFFICE EQUIPMENT & SUPPLIES
         Pitney Bowes                                              49,000        3,117,625
         Xerox Corp                                                92,600        4,514,250
==========================================================================================
                                                                                 7,631,875
5.70     OIL & GAS RELATED
         Exxon Corp                                                70,550        5,599,906
         Norsk Hydro A/SA Sponsored ADR Representing
           Ord Shrs                                                90,000        3,543,750
         Repsol SA Sponsored ADR Representing Ord Shrs            316,200        6,541,387
         Royal Dutch Petroleum New York Registry
           1.25 Gldr Shrs                                          88,304        5,386,544
==========================================================================================
                                                                                21,071,587
1.36     PAPER & FOREST PRODUCTS
         Kimberly-Clark Corp                                       82,700        5,044,700
==========================================================================================
1.36     POLLUTION CONTROL
         Browning-Ferris Industries                               112,100        5,030,487
==========================================================================================
0.98     PUBLISHING
         Gannett Co                                                50,000        3,612,500
==========================================================================================
1.34     RETAIL
         Rite Aid                                                 234,000        4,957,875
==========================================================================================


                                                               SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE


4.74     SERVICES
         Deluxe Corp                                              109,000   $    4,087,500
         Dun & Bradstreet                                         230,000        7,302,500
         Electronic Data Systems                                   64,800        3,908,250
         GATX Corp                                                 55,800        2,225,025
==========================================================================================
                                                                                17,523,275
2.16     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp                                                 64,400        3,344,775
         MCI WorldCom(a)                                           56,100        4,628,250
==========================================================================================
                                                                                 7,973,025
4.88     TELEPHONE
         Ameritech Corp                                            75,000        5,493,750
         Bell Atlantic                                            151,900        9,683,625
         US WEST                                                   50,000        2,865,625
==========================================================================================
                                                                                18,043,000
1.28     TEXTILE -- APPAREL MANUFACTURING
         VF Corp                                                  120,000        4,740,000
==========================================================================================
1.09     TOBACCO
         Philip Morris                                            108,200        4,030,450
==========================================================================================
0.71     TOYS
         Mattel Inc                                               112,500        2,643,750
==========================================================================================
         TOTAL COMMON STOCKS (Cost $226,018,149)                               364,313,378
==========================================================================================
1.54     SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street dated 7/30/1999
           due 8/2/1999 at 4.960%, repurchased at $5,688,350
           (Collateralized by US Treasury Bonds due 8/15/2013
           at 12.000%, value $5,824,924) (Cost $5,686,000)    $ 5,686,000        5,686,000
==========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $231,704,149)(e)                                             $  369,999,378
==========================================================================================

(a) Security is non-income producing.
(b) PHONES -- Participation Hybrid Option Notes Exchangeable Securities
(c) Security has been designated as collateral for futures contracts.
(d) Security has no market value at July 31, 1999.
(e) Also represents cost for income tax purposes.

See Notes to Financial Statements

FUTURES CONTRACTS

Open at July 31, 1999


                                     NUMBER OF            FACE            MARKET
POSITION                             CONTRACTS          AMOUNT             VALUE
--------------------------------------------------------------------------------
S&P 500 Index Fund
S&P 500 Index
  (Expires September 1999)     Long         16     $     4,000     $   5,327,200
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO Stock Funds, Inc.
July 31, 1999

                                                              BLUE CHIP
                                                                 GROWTH           DYNAMICS
                                                                   FUND               FUND
------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                         $     968,340,512   $  1,923,824,507
==========================================================================================
   At Value(a)                                        $   1,229,587,701   $  2,491,650,633
Cash                                                          5,298,089          3,851,561
Receivables:
   Investment Securities Sold                                38,855,835         12,071,000
   Fund Shares Sold                                           3,399,231         20,501,950
   Dividends and Interest                                       921,553            427,264
Prepaid Expenses and Other Assets                               166,620            170,229
==========================================================================================
TOTAL ASSETS                                              1,278,229,029      2,528,672,637
==========================================================================================
LIABILITIES
Payables:
   Distributions to Shareholders                                  3,116                  0
   Investment Securities Purchased                           43,824,407         48,658,732
   Fund Shares Repurchased                                    1,133,410          7,942,490
Accrued Distribution Expenses                                   277,286            524,406
Accrued Expenses and Other Payables                              83,048             65,354
==========================================================================================
TOTAL LIABILITIES                                            45,321,267         57,190,982
==========================================================================================
NET ASSETS AT VALUE                                   $   1,232,907,762   $  2,471,481,655
==========================================================================================
NET ASSETS
Paid-in Capital(b)                                    $     863,038,638   $  1,744,886,113
Accumulated Undistributed Net Investment Loss                  (49,145)           (65,063)
Accumulated Undistributed Net Realized Gain on
   Investment Securities and Foreign Currency Transactions  108,671,080        158,834,479
Net Appreciation of Investment Securities and Foreign
   Currency Transactions                                    261,247,189        567,826,126
==========================================================================================
NET ASSETS AT VALUE                                   $   1,232,907,762   $  2,471,481,655
==========================================================================================
Shares Outstanding                                          182,560,140        127,469,815
NET ASSET VALUE, Offering and Redemption
   Price per Share                                    $            6.75   $          19.39
==========================================================================================

(a) Investment securities at cost and value at July 31, 1999 include a repurchase agreement of $5,853,000 for Dynamics Fund.
(b) The Fund has 2 billion authorized shares of common stock, par value of $0.01 per share.
    Of such  shares,  200  million  have been  allocated  to Blue Chip  Growth Fund and 200 million have been allocated to Dynamics Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

INVESCO Stock Funds, Inc.
July 31, 1999

                                                                INVESCO
                                                               ENDEAVOR           GROWTH &
                                                                   FUND        INCOME FUND
------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                         $      97,700,434   $     54,181,173
==========================================================================================
   At Value(a)                                        $     107,765,865   $     61,188,217
Cash                                                                  0             31,149
Receivables:
   Investment Securities Sold                                 2,167,521          2,453,052
   Fund Shares Sold                                             612,695            278,908
   Dividends and Interest                                        15,715             45,689
Prepaid Expenses and Other Assets                                56,955             52,920
==========================================================================================
TOTAL ASSETS                                                110,618,751         64,049,935
==========================================================================================
LIABILITIES
Payables:
   Custodian                                                     14,938                  0
   Investment Securities Purchased                              583,000          2,568,428
   Fund Shares Repurchased                                      462,916            148,791
Accrued Distribution Expenses                                    23,848             12,940
Accrued Expenses and Other Payables                               2,119              3,885
==========================================================================================
TOTAL LIABILITIES                                             1,086,821          2,734,044
==========================================================================================
NET ASSETS AT VALUE                                   $     109,531,930   $     61,315,891
==========================================================================================
NET ASSETS
Paid-in Capital(b)                                    $      89,592,887   $     48,226,841
Accumulated Undistributed Net Investment Loss                         0              (277)
Accumulated Undistributed Net Realized Gain on
   Investment Securities and Foreign Currency
   Transactions                                               9,873,612          6,082,283
Net Appreciation of Investment Securities and
   Foreign Currency Transactions                             10,065,431          7,007,044
==========================================================================================
NET ASSETS AT VALUE                                   $     109,531,930   $     61,315,891
==========================================================================================
Shares Outstanding                                            6,592,972          3,990,389
NET ASSET VALUE, Offering and Redemption
   Price per Share                                    $           16.61   $          15.37
==========================================================================================

(a)  Investment  securities  at  cost  and  value  at July  31,  1999  include  repurchase agreements  of $3,745,000  and  $1,145,000  for INVESCO  Endeavor and Growth & Income
     Funds, respectively.
(b)  The Fund has 2 billion  authorized  shares of  common  stock,  par value of $0.01 per share. Of such shares,  100 million have been allocated to INVESCO  Endeavor Fund and
     100 million have been allocated to Growth & Income Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

INVESCO Stock Funds, Inc.
July 31, 1999

                                                                                     S & P
                                                                                 500 INDEX
                                                                                      FUND
------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                             $     61,877,164
==========================================================================================
   At Value(a)                                                            $     68,885,084
Receivables:
   Investment Securities Sold                                                        5,971
   Fund Shares Sold                                                                441,417
   Dividends and Interest                                                           12,271
Prepaid Expenses and Other Assets                                                   17,341
==========================================================================================
TOTAL ASSETS                                                                    69,362,084
==========================================================================================
LIABILITIES
Payables:
   Custodian                                                                        67,662
   Distributions to Shareholders                                                     2,500
   Investment Securities Purchased                                                  81,949
   Fund Shares Repurchased                                                          73,322
   Variation Margin on Futures Contracts                                            74,674
Accrued Distribution Expenses - Class II                                            13,861
Accrued Expenses and Other Payables                                                 14,860
==========================================================================================
TOTAL LIABILITIES                                                                  328,828
==========================================================================================
NET ASSETS AT VALUE                                                       $     69,033,256
==========================================================================================
NET ASSETS
Paid-in Capital(b)                                                        $     61,415,883
Accumulated Undistributed Net Investment Income                                      2,317
Accumulated Undistributed Net Realized Gain on Investment Securities,
   Foreign Currency Transactions and Futures Contracts                             695,480
Net Appreciation of Investment Securities and Futures Contracts                  6,919,576
==========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding                     $     69,033,256
==========================================================================================
NET ASSETS AT VALUE:
   Class I                                                                $      4,419,797
==========================================================================================
   Class II                                                               $     64,613,459
==========================================================================================
Shares Outstanding
   Class I                                                                         311,109
   Class II                                                                      4,489,306
NET ASSET VALUE, Offering and Redemption Price per Share
   Class I                                                                $          14.21
   Class II                                                               $          14.39
==========================================================================================

(a) Investment  securities  at cost and  value  at July  31,  1999  include  a  repurchase agreement of $5,182,000.
(b) The Fund has 2  billion  authorized  shares of  common  stock,  par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual class.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

INVESCO Stock Funds, Inc.
July 31, 1999

                                                                  SMALL              VALUE
                                                                COMPANY             EQUITY
                                                            GROWTH FUND               FUND
------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                         $     406,630,732   $    231,704,149
==========================================================================================
   At Value(a)                                        $     464,237,015   $    369,999,378
Cash                                                             64,682                652
Receivables:
   Investment Securities Sold                                15,166,796                  0
   Fund Shares Sold                                           1,967,989            751,297
   Dividends and Interest                                        32,325            517,652
Prepaid Expenses and Other Assets                                87,845             52,782
==========================================================================================
TOTAL ASSETS                                                481,556,652        371,321,761
==========================================================================================
LIABILITIES
Payables:
   Distributions to Shareholders                                      0              2,787
   Investment Securities Purchased                           21,932,782            917,978
   Fund Shares Repurchased                                    6,612,918            305,548
Accrued Distribution Expenses                                   100,988             83,038
Accrued Expenses and Other Payables                              48,762             30,904
==========================================================================================
TOTAL LIABILITIES                                            28,695,450          1,340,255
==========================================================================================
NET ASSETS AT VALUE                                   $     452,861,202   $    369,981,506
==========================================================================================
NET ASSETS
Paid-in Capital(b)                                    $     349,717,318   $    227,996,293
Accumulated Undistributed (Distribution in Excess of)
   Net Investment Income (Loss)                                (22,140)            (6,492)
Accumulated Undistributed Net Realized Gain on
   Investment Securities and Foreign Currency
   Transactions                                              45,559,741          3,696,476
Net Appreciation of Investment Securities and
   Foreign Currency Transactions                             57,606,283        138,295,229
==========================================================================================
NET ASSETS AT VALUE                                   $     452,861,202   $    369,981,506
==========================================================================================
Shares Outstanding                                           33,262,192         12,497,029
NET ASSET VALUE, Offering and Redemption
   Price per Share                                    $           13.61   $          29.61
==========================================================================================

(a) Investment securities at cost and value at July 31, 1999 include repurchase agreements of  $80,476,000  and  $5,686,000  for Small  Company  Growth and Value  Equity  Funds,
    respectively.
(b) The Fund has 2  billion  authorized  shares of  common  stock,  par value of $0.01 per share.  Of such shares,  200 million have been  allocated to Small Company Growth Fund and 100 million have been allocated to Value Equity Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS OPERATIONS

Blue Chip Growth Fund

                                                                 PERIOD              YEAR
                                                                  ENDED             ENDED
                                                                JULY 31         AUGUST 31
------------------------------------------------------------------------------------------
                                                                   1999              1998
                                                               (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                             $       9,617,031   $     11,263,873
Interest                                                        271,592            148,388
   Foreign Taxes Withheld                                      (38,007)          (108,534)
===========================================================================================
   TOTAL INCOME                                               9,850,616         11,303,727
===========================================================================================
EXPENSES
Investment Advisory Fees                                      5,712,698          4,561,574
Distribution Expenses                                         2,630,696          2,027,117
Transfer Agent Fees                                           1,500,795          1,160,513
Administrative Fees                                             248,879            131,098
Custodian Fees and Expenses                                     118,441            108,512
Directors' Fees and Expenses                                     48,222             49,585
Professional Fees and Expenses                                   57,195             59,734
Registration Fees and Expenses                                  114,495            100,310
Reports to Shareholders                                         316,486            180,511
Other Expenses                                                  101,468             49,665
===========================================================================================
   TOTAL EXPENSES                                            10,849,375          8,428,619
   Fees and Expenses Paid Indirectly                          (132,784)           (93,130)
===========================================================================================
       NET EXPENSES                                          10,716,591          8,335,489
===========================================================================================
NET INVESTMENT INCOME (LOSS)                                  (865,975)          2,968,238
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on:
   Investment Securities                                    112,169,586        104,055,439
   Foreign Currency Transactions                                      0             45,981
===========================================================================================
       Total Net Realized Gain                              112,169,586        104,101,420
===========================================================================================
Change in Net Appreciation (Depreciation) of
  Investment Securities                                     233,360,777        (9,504,119)
===========================================================================================
NET GAIN ON INVESTMENT SECURITIES AND FOREIGN
   SECURITY TRANSACTIONS                                    345,530,363         94,597,301
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            $     344,664,388   $     97,565,539
===========================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)

Dynamics Fund

                                                                 PERIOD               YEAR
                                                                  ENDED              ENDED
                                                                JULY 31           APRIL 30
-------------------------------------------------------------------------------------------
                                                                   1999               1999
                                                               (Note 1)

INVESTMENT INCOME
INCOME
Dividends                                             $       2,023,318   $      5,260,908
Interest                                                      1,947,447          3,806,182
   Foreign Taxes Withheld                                      (39,258)           (39,151)
===========================================================================================
   TOTAL INCOME                                               3,931,507          9,027,939
===========================================================================================
EXPENSES
Investment Advisory Fees                                      2,927,803          7,750,919
Distribution Expenses                                         1,413,582          3,613,324
Transfer Agent Fees                                             993,382          2,693,081
Administrative Fees                                             236,694            226,800
Custodian Fees and Expenses                                      79,363            243,127
Directors' Fees and Expenses                                     20,711             66,958
Professional Fees and Expenses                                   18,912             66,440
Registration Fees and Expenses                                   36,700            138,207
Reports to Shareholders                                          81,241            303,983
Other Expenses                                                    9,441             45,889
===========================================================================================
   TOTAL EXPENSES                                             5,817,829         15,148,728
   Fees and Expenses Paid Indirectly                           (79,027)          (234,356)
===========================================================================================
       NET EXPENSES                                           5,738,802         14,914,372
===========================================================================================
NET INVESTMENT LOSS                                         (1,807,295)        (5,886,433)
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                    110,481,800         57,564,185
   Foreign Currency Transactions                              (179,590)           (51,357)
===========================================================================================
       Total Net Realized Gain                              110,302,210         57,512,828
===========================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                                     31,185,843        284,174,283
   Foreign Currency Transactions                                256,695        (1,078,803)
===========================================================================================
       Total Net Appreciation                                31,442,538        283,095,480
===========================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                            141,744,748        340,608,308
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            $     139,937,453   $    334,721,875
===========================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)

INVESCO Endeavor Fund

                                                                 PERIOD             PERIOD
                                                                  ENDED              ENDED
                                                                JULY 31           APRIL 30
-------------------------------------------------------------------------------------------
                                                                   1999               1999
                                                               (Note 1)           (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                             $          57,353   $        153,450
Interest                                                         92,901             89,701
   Foreign Taxes Withheld                                         (750)            (1,375)
===========================================================================================
   TOTAL INCOME                                                 149,504            241,776
===========================================================================================
EXPENSES
Investment Advisory Fees                                        173,488            206,836
Distribution Expenses                                            57,829             68,945
Transfer Agent Fees                                              57,863             52,532
Administrative Fees                                              12,209              9,217
Custodian Fees and Expenses                                       4,608              7,372
Directors' Fees and Expenses                                      2,560              3,025
Professional Fees and Expenses                                    5,201             17,809
Registration Fees and Expenses                                   21,052             23,652
Reports to Shareholders                                           9,066             10,330
Other Expenses                                                      445              1,096
===========================================================================================
   TOTAL EXPENSES                                               344,321            400,814
   Fees and Expenses Paid Indirectly                            (3,255)            (4,275)
===========================================================================================
       NET EXPENSES                                             341,066            396,539
===========================================================================================
NET INVESTMENT LOSS                                           (191,562)          (154,763)
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                      5,545,114          4,675,087
   Foreign Currency Transactions                                   (64)              (200)
===========================================================================================
       Total Net Realized Gain                                5,545,050          4,674,887
===========================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                                    (5,328,329)         15,473,389
   Foreign Currency Transactions                                 18,935           (98,564)
===========================================================================================
       Total Net Appreciation (Depreciation)                (5,309,394)         15,374,825
===========================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                                235,656         20,049,712
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            $          44,094   $     19,894,949
===========================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)

Growth & Income Fund

                                                                 PERIOD             PERIOD
                                                                  ENDED              ENDED
                                                                JULY 31           APRIL 30
-------------------------------------------------------------------------------------------
                                                                   1999               1999
                                                               (Note 1)           (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                             $         137,302   $        294,923
Interest                                                         14,298             55,415
   Foreign Taxes Withheld                                             0              (935)
===========================================================================================
   TOTAL INCOME                                                 151,600            349,403
===========================================================================================
EXPENSES
Investment Advisory Fees                                        107,949            209,172
Distribution Expenses                                            35,983             69,724
Transfer Agent Fees                                              47,918             70,040
Administrative Fees                                               8,442             12,517
Custodian Fees and Expenses                                       3,192             14,482
Directors' Fees and Expenses                                      2,450              5,297
Professional Fees and Expenses                                    4,647             18,142
Registration Fees and Expenses                                   31,610             65,749
Reports to Shareholders                                           8,152             15,211
Other Expenses                                                      232              1,210
===========================================================================================
   TOTAL EXPENSES                                               250,575            481,544
   Fees and Expenses Absorbed by Investment Adviser            (33,201)           (53,659)
   Fees and Expenses Paid Indirectly                            (2,072)            (7,906)
===========================================================================================
       NET EXPENSES                                             215,302            419,979
===========================================================================================
NET INVESTMENT LOSS                                            (63,702)           (70,576)
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                    2,936,850          5,112,480
Change in Net Appreciation of Investment Securities             107,107          6,899,937
===========================================================================================
NET GAIN ON INVESTMENT SECURITIES                             3,043,957         12,012,417
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            $       2,980,255   $     11,941,841
===========================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)

S&P 500 Index Fund

                                                                                      YEAR
                                                                                     ENDED
                                                                                   JULY 31
-------------------------------------------------------------------------------------------
                                                                                      1999
INVESTMENT INCOME
INCOME
Dividends                                                                 $        537,825
Interest                                                                           177,443
   Foreign Taxes Withheld                                                          (6,610)
===========================================================================================
   TOTAL INCOME                                                                    708,658
===========================================================================================
EXPENSES
Investment Advisory Fees                                                           108,359
Distribution Expenses-Class II                                                      99,282
Transfer Agent Fees                                                                 78,792
Administrative Fees                                                                 20,844
Custodian Fees and Expenses                                                         22,356
Directors' Fees and Expenses                                                         9,330
Professional Fees and Expenses                                                      15,747
Registration Fees and Expenses
   Class I                                                                          21,610
   Class II                                                                         31,285
Reports to Shareholders                                                             27,060
Other Expenses                                                                       1,689
===========================================================================================
   TOTAL EXPENSES                                                                  436,354
   Fees and Expenses Absorbed by Investment Adviser                              (185,078)
   Fees and Expenses Paid Indirectly                                              (14,152)
===========================================================================================
       NET EXPENSES                                                                237,124
===========================================================================================
NET INVESTMENT INCOME                                                              471,534
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on:
   Investment Securities and Foreign Currency Transactions                         163,561
   Futures Contracts                                                               514,495
===========================================================================================
       Total Net Realized Gain                                                     678,056
===========================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                                                         6,282,321
   Futures Contracts                                                              (70,540)
===========================================================================================
       Total Net Appreciation                                                    6,211,781
===========================================================================================
NET GAIN ON INVESTMENT SECURITIES, FOREIGN
   CURRENCY TRANSACTIONS AND FUTURES CONTRACTS                                   6,889,837
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $      7,361,371
===========================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)


SMALL COMPANY GROWTH FUND

                                                                 PERIOD               YEAR
                                                                  ENDED              ENDED
                                                                JULY 31             MAY 31
-------------------------------------------------------------------------------------------
                                                                   1999               1999
                                                               (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                             $          35,128   $        244,603
Interest                                                        532,995          2,179,990
   Foreign Taxes Withheld                                       (1,337)            (2,455)
===========================================================================================
   TOTAL INCOME                                                 566,786          2,422,138
===========================================================================================
EXPENSES
Investment Advisory Fees                                        512,934          1,973,393
Distribution Expenses                                           177,839            657,798
Transfer Agent Fees                                             327,104          1,116,282
Administrative Fees                                              33,164             54,324
Custodian Fees and Expenses                                      14,103             62,805
Directors' Fees and Expenses                                      4,741             21,595
Professional Fees and Expenses                                   13,736             31,952
Registration Fees and Expenses                                   16,974             69,165
Reports to Shareholders                                          51,453            177,855
Other Expenses                                                    1,311             14,054
===========================================================================================
   TOTAL EXPENSES                                             1,153,359          4,179,223
   Fees and Expenses Absorbed by Investment Adviser            (84,361)          (201,069)
   Fees and Expenses Paid Indirectly                            (8,856)           (35,321)
===========================================================================================
       NET EXPENSES                                           1,060,142          3,942,833
===========================================================================================
NET INVESTMENT LOSS                                           (493,356)        (1,520,695)
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on:
   Investment Securities                                     25,477,829         22,194,189
   Foreign Currency Transactions                                      0            106,985
===========================================================================================
       Total Net Realized Gain                               25,477,829         22,301,174
===========================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                                     23,498,647         17,430,661
   Foreign Currency Transactions                                      0           (13,154)
===========================================================================================
       Total Net Appreciation                                23,498,647         17,417,507
===========================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                             48,976,476         39,718,681
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            $      48,483,120   $     38,197,986
===========================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)


Value Equity Fund

                                                                 PERIOD               YEAR
                                                                  ENDED              ENDED
                                                                JULY 31          AUGUST 31
-------------------------------------------------------------------------------------------
                                                                   1999               1998
                                                               (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                             $       6,413,414   $      7,314,414
Interest                                                        607,639            987,978
   Foreign Taxes Withheld                                      (78,146)           (73,487)
===========================================================================================
   TOTAL INCOME                                               6,942,907          8,228,905
===========================================================================================
EXPENSES
Investment Advisory Fees                                      2,756,316          3,080,351
Distribution Expenses                                           918,772            520,628
Transfer Agent Fees                                           1,011,717            918,694
Administrative Fees                                              89,785             71,607
Custodian Fees and Expenses                                      53,145             61,090
Directors'/Trustees' Fees and Expenses                           24,562             29,153
Professional Fees and Expenses                                   26,325             28,494
Registration Fees and Expenses                                   50,573             83,210
Reports to Shareholders                                         119,709             82,270
Other Expenses                                                   16,461             15,529
===========================================================================================
   TOTAL EXPENSES                                             5,067,365          4,891,026
   Fees and Expenses Absorbed by Investment Adviser           (397,754)          (164,235)
   Fees and Expenses Paid Indirectly                           (32,463)           (26,514)
===========================================================================================
       NET EXPENSES                                           4,637,148          4,700,277
===========================================================================================
NET INVESTMENT INCOME                                         2,305,759          3,528,628
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                      3,751,288         39,715,930
   Foreign Currency Transactions                                  (680)                218
===========================================================================================
       Total Net Realized Gain                                3,750,608         39,716,148
===========================================================================================
Change in Net Appreciation (Depreciation) of Investment Securities
   and Foreign Currency Transactions                         81,638,227       (45,560,535)
===========================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                             85,388,835        (5,844,387)
===========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                    $      87,694,594   $    (2,315,759)
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

Blue Chip Growth Fund

                                             PERIOD               YEAR              YEAR
                                              ENDED              ENDED              ENDED
                                            JULY 31          AUGUST 31          AUGUST 31
-------------------------------------------------------------------------------------------
                                               1999               1998               1997
                                           (Note 1)
OPERATIONS
Net Investment Income (Loss)       $      (865,975)   $       2,968,238   $      1,584,172
Net Realized Gain on Investment
   Securities  and Foreign Currency
   Transactions                         112,169,586         104,101,420        185,903,395
Change in Net Appreciation
   (Depreciation) of Investment
   Securities                           233,360,777          (9,504,119)       (23,243,958)
===========================================================================================
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                           344,664,388          97,565,539        164,243,609
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                             0         (2,912,112)        (1,500,483)
In Excess of Net Investment Income          (69,191)                  0                  0
Net Realized Gain on Investment
   Securities                          (84,849,471)       (187,061,864)       (84,751,427)
===========================================================================================
TOTAL DISTRIBUTIONS                    (84,918,662)       (189,973,976)       (86,251,910)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares         1,033,836,692         547,827,536        647,469,283
Reinvestment of Distributions            75,265,536         168,012,124         77,405,695
===========================================================================================
                                      1,109,102,228         715,839,660        724,874,978
Amounts Paid for Repurchases of
  Shares                              (883,678,836)       (584,913,034)      (690,372,256)
===========================================================================================
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS              225,423,392         130,926,626         34,502,722
===========================================================================================
TOTAL INCREASE IN NET ASSETS            485,169,118          38,518,189        112,494,421
NET ASSETS
Beginning of Period                     747,738,644         709,220,455        596,726,034
===========================================================================================
End of Period (Including Accumulated
   Undistributed (Distributions in
   Excess of) Net Investment Income
   (Loss) of ($49,145), $34,771 and
   ($24,778), respectively)        $  1,232,907,762   $     747,738,644   $    709,220,455
===========================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                             160,399,762          94,746,511        113,639,331
Shares Issued from Reinvestment
   of Distributions                      12,459,923          34,540,804         14,903,327
===========================================================================================
                                        172,859,685         129,287,315        128,542,658
Shares Repurchased                    (135,422,302)       (101,276,736)      (121,110,949)
===========================================================================================
NET INCREASE IN FUND SHARES              37,437,383          28,010,579          7,431,709
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

Dynamics Fund

                                             PERIOD                YEAR                YEAR
                                              ENDED               ENDED               ENDED
                                            JULY 31            APRIL 30            APRIL 30
-------------------------------------------------------------------------------------------
                                               1999                1999                1998
                                           (Note 1)
OPERATIONS
Net Investment Loss                $     (1,807,295)  $      (5,886,433)  $     (4,623,573)
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                         110,302,210          57,512,828        220,083,978
Change in Net Appreciation of
   Investment Securities and Foreign
   Currency Transactions                 31,442,538         283,095,480        236,377,288
===========================================================================================
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                           139,937,453         334,721,875        451,837,693
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                   0       (115,015,920)      (133,519,730)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares           869,941,998       2,129,570,413      1,320,495,638
Reinvestment of Distributions                     0         113,049,160        130,727,993
                                        869,941,998       2,242,619,573      1,451,223,631
===========================================================================================
Amounts Paid for Repurchases of
   Shares                             (582,718,812)     (1,758,303,356)    (1,191,638,369)
===========================================================================================
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS              287,223,186         484,316,217        259,585,262
===========================================================================================
TOTAL INCREASE IN NET ASSETS            427,160,639         704,022,172        577,903,225
NET ASSETS
Beginning of Period                   2,044,321,016       1,340,298,844        762,395,619
===========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss
   of ($65,063), ($61,368) and
   ($37,999), respectively)        $  2,471,481,655   $   2,044,321,016   $  1,340,298,844
===========================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                              45,635,822         135,833,566         88,367,135
Shares Issued from Reinvestment
   of Distributions                               0           8,011,923          9,785,039
===========================================================================================
                                         45,635,822         143,845,489         98,152,174
Shares Repurchased                     (30,807,994)       (112,899,930)       (79,868,425)
===========================================================================================
NET INCREASE IN FUND SHARES              14,827,828          30,945,559         18,283,749
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

INVESCO Endeavor Fund

                                                                 PERIOD            PERIOD
                                                                  ENDED             ENDED
                                                                JULY 31          APRIL 30
-------------------------------------------------------------------------------------------
                                                                   1999              1999
                                                               (Note 1)          (Note 1)
OPERATIONS
Net Investment Loss                                   $       (191,562)   $      (154,763)
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                              5,545,050          4,674,887
Change in Net Appreciation (Depreciation) of
    Investment Securities and Foreign Currency
    Transactions                                            (5,309,394)        15,374,825
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       44,094         19,894,949
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                82,344,436        154,292,260
Amounts Paid for Repurchases of Shares                     (45,448,995)      (101,594,814)
===========================================================================================
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                        36,895,441         52,697,446
===========================================================================================
TOTAL INCREASE IN NET ASSETS                                 36,939,535         72,592,395
NET ASSETS
Beginning of Period (Note 1)                                 72,592,395                  0
===========================================================================================
End of Period (Including Accumulated Undistributed Net
   Investment Loss of $0 and ($154,763),
   respectively)                                      $     109,531,930   $     72,592,395
===========================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold (Note 1)                                          4,829,435         11,384,455
Shares Repurchased                                          (2,684,902)        (6,936,016)
===========================================================================================
NET INCREASE IN FUND SHARES                                   2,144,533          4,448,439
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)


Growth & Income Fund

                                                                 PERIOD            PERIOD
                                                                  ENDED             ENDED
                                                                JULY 31          APRIL 30
-------------------------------------------------------------------------------------------
                                                                   1999           1999(a)
                                                               (Note 1)
OPERATIONS
Net Investment Loss                                   $        (63,702)   $       (70,576)
Net Realized Gain on Investment Securities                    2,936,850          5,112,480
Change in Net Appreciation of Investment Securities             107,107          6,899,937
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                    2,980,255         11,941,841
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities                            0        (1,833,046)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                19,917,033        103,261,159
Reinvestment of Distributions                                         0          1,763,814
===========================================================================================
                                                             19,917,033        105,024,973
Amounts Paid for Repurchases of Shares                     (15,575,219)       (61,389,946)
===========================================================================================
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                         4,341,814         43,635,027
===========================================================================================
TOTAL INCREASE IN NET ASSETS                                  7,322,069         53,743,822
===========================================================================================
NET ASSETS
Initial Subscription (Note 1)                                         0            250,000
Beginning of Period                                          53,993,822                  0
===========================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Loss of ($277) and ($186),
   respectively)                                      $      61,315,891   $     53,993,822
===========================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                         0             25,000
Shares Sold                                                   1,304,788          8,250,996
Shares Issued from Reinvestment of Distributions                      0            137,476
===========================================================================================
                                                              1,304,788          8,413,472
Shares Repurchased                                          (1,027,866)        (4,700,005)
===========================================================================================
NET INCREASE IN FUND SHARES                                     276,922          3,713,467
===========================================================================================

(a) From July 1, 1998, commencement of investment operations, to April 30, 1999.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

S&P 500 Index Fund

                                                                 PERIOD            PERIOD
                                                                  ENDED             ENDED
                                                                JULY 31           JULY 31
-------------------------------------------------------------------------------------------
                                                                   1999              1998
                                                                                 (Note 1)
OPERATIONS
Net Investment Income                                 $         471,534   $         91,804
Net Realized Gain on Investment Securities,
   Foreign Currency Transactions and Futures
   Contracts                                                    678,056            132,729
Change in Net Appreciation of Investment Securities
   and Futures Contracts                                      6,211,781            707,795
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                    7,361,371            932,328
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
   Class I                                                      (52,661)           (21,188)
   Class II                                                    (418,861)           (68,129)
Net Realized Gain on Investment Securities, Foreign
   Currency Transactions and Futures Contracts
   Class I                                                      (11,013)                 0
   Class II                                                    (104,474)                 0
===========================================================================================
TOTAL DISTRIBUTIONS                                            (587,009)           (89,317)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Class I                                                    1,376,114         14,330,953
   Class II                                                  65,043,426         17,781,602
Reinvestment of Distributions
   Class I                                                       63,674             21,188
   Class II                                                     514,657             66,331
===========================================================================================
                                                             66,997,871         32,200,074
Amounts Paid for Repurchases of Shares
   Class I                                                     (764,087)       (12,386,716)
   Class II                                                 (22,298,285)        (3,332,974)
===========================================================================================
                                                            (23,062,372)       (15,719,690)
===========================================================================================
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                   43,935,499         16,480,384
===========================================================================================
TOTAL INCREASE IN NET ASSETS                                 50,709,861         17,323,395
NET ASSETS
Initial Subscription (Note 1)                                         0          1,000,000
Beginning of Period                                          18,323,395                  0
===========================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Income of $2,317 and $2,494,
   respectively)                                      $     69,033,256    $     18,323,395
===========================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

S&P 500 Index Fund (Continued)

                                                                 PERIOD             PERIOD
                                                                  ENDED              ENDED
                                                                JULY 31            JULY 31
-------------------------------------------------------------------------------------------
                                                                   1999              1998
                                                                                 (Note 1)
FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)
   Class I                                                            0             90,000
   Class II                                                           0             10,000
Shares Sold
   Class I                                                      100,399          1,263,674
   Class II                                                   4,876,896          1,509,441
Shares Issued from Reinvestment of Distributions
   Class I                                                        4,741              1,782
   Class II                                                      37,760              5,493
===========================================================================================
                                                              5,019,796          2,880,390
===========================================================================================
Shares Repurchased
   Class I                                                     (65,360)        (1,084,127)
   Class II                                                 (1,666,513)          (283,771)
===========================================================================================
                                                            (1,731,873)        (1,367,898)
===========================================================================================
NET INCREASE IN FUND SHARES                                   3,287,923          1,512,492
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

Small Company Growth Fund

                                             PERIOD                YEAR                YEAR
                                              ENDED               ENDED               ENDED
                                            JULY 31              MAY 31              MAY 31
-------------------------------------------------------------------------------------------
                                               1999                1999                1998
                                           (Note 1)
OPERATIONS
Net Investment Loss                $      (493,356)   $     (1,520,695)   $    (1,309,186)
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                          25,477,829          22,301,174         74,467,963
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions                 23,498,647          17,417,507       (10,293,630)
===========================================================================================
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                            48,483,120          38,197,986         62,865,147
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                   0        (26,845,319)       (70,523,447)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares           206,787,274         606,918,472        517,944,195
Reinvestment of Distributions                     0          26,316,463         68,478,048
Net Assets Received from Acquisition
   of Small Company Value Fund (Note 3)  37,196,562                   0                  0
===========================================================================================
                                        243,983,836         633,234,935        586,422,243
Amounts Paid for Repurchases
   of Shares                          (157,715,200)       (599,096,847)      (600,416,027)
===========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS          86,268,636          34,138,088        (13,993,784)
===========================================================================================
TOTAL INCREASE (DECREASE) IN
   NET ASSETS                           134,751,756          45,490,755        (21,652,084)
NET ASSETS
Beginning of Period                     318,109,446         272,618,691        294,270,775
===========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss
   of ($22,140), ($21,512) and
   ($15,689), respectively)        $    452,861,202   $     318,109,446   $    272,618,691
===========================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                              15,863,285          54,131,470         38,262,375
Shares Issued from Reinvestment of
   Distributions                                  0           2,518,300          6,425,767
Shares Issued in Connection with
   Acquisition of Small Company Value
   Fund (Note 3)                          3,019,096                   0                  0
===========================================================================================
                                         18,882,381          56,649,770         44,688,142
Shares Repurchased                     (11,949,112)        (53,229,883)       (44,729,581)
===========================================================================================
NET INCREASE (DECREASE) IN
   FUND SHARES                            6,933,269           3,419,887            (41,439)
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

Value Equity Fund

                                             PERIOD                YEAR                YEAR
                                              ENDED               ENDED               ENDED
                                            JULY 31           AUGUST 31           AUGUST 31
-------------------------------------------------------------------------------------------
                                               1999                1998                1997
                                           (Note 1)
OPERATIONS
Net Investment Income              $      2,305,759   $       3,528,628   $      4,046,156
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                           3,750,608          39,716,148         20,055,067
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions                 81,638,227        (45,560,535)         57,254,344
===========================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                87,694,594         (2,315,759)         81,355,567
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                   (2,294,923)         (3,546,111)        (4,071,368)
In Excess of Net Investment Income          (5,812)            (11,054)                  0
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                        (31,654,557)        (26,588,368)        (5,507,949)
===========================================================================================
TOTAL DISTRIBUTIONS                    (33,955,292)        (30,145,533)        (9,579,317)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares           275,439,791         451,339,743        517,380,902
Reinvestment of Distributions            33,721,744          28,948,214          9,315,225
===========================================================================================
                                        309,161,535         480,287,957        526,696,127
Amounts Paid for Repurchases
   of Shares                          (342,903,195)       (467,608,421)      (428,752,415)
===========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS        (33,741,660)          12,679,536         97,943,712
===========================================================================================
TOTAL INCREASE (DECREASE) IN
   NET ASSETS                            19,997,642        (19,781,756)        169,719,962
NET ASSETS
Beginning of Period                     349,983,864         369,765,620        200,045,658
===========================================================================================
End of Period (Including Accumulated
   Undistributed (Distributions in
   Excess of) Net Investment Income
   (Loss) of ($6,492), ($10,836) and
   $17,483, respectively)          $    369,981,506   $     349,983,864   $    369,765,620
===========================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                               9,361,699          15,256,421         20,198,347
Shares Issued from Reinvestment
   of Distributions                       1,186,215           1,058,632            378,067
===========================================================================================
                                         10,547,914          16,315,053         20,576,414
Shares Repurchased                     (11,678,504)        (15,751,418)       (16,506,962)
===========================================================================================
NET INCREASE (DECREASE) IN
   FUND SHARES                          (1,130,590)            563,635          4,069,452
===========================================================================================

See Notes to Financial Statements

                                                178

INVESCO Notes to financial statements - INVESCO Stock Funds, Inc.


NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Stock Funds, Inc. (formerly known as INVESCO Equity Funds, Inc. which was formerly known as INVESCO Capital Appreciation Funds, Inc.) (the "Fund") is incorporated in Maryland and presently consists of seven separate Funds: Blue Chip Growth Fund, Dynamics Fund, INVESCO Endeavor Fund, Growth & Income Fund, S&P 500 Index Fund, Small Company Growth Fund and Value Equity Fund. On August 4, 1998, the board of directors of the Fund approved a name change to INVESCO Stock Funds, Inc. The Fund's fiscal year-end was changed from April 30 to July 31. INVESCO Endeavor Fund commenced investment operations on October 28, 1998. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

On May 20, 1999, shareholders of Blue Chip Growth, S&P 500 Index, Small Company Growth and Value Equity Funds approved an Agreement and Plan of Conversion and Termination whereby Blue Chip Growth Fund, formerly the sole portfolio constituting INVESCO Growth Funds, Inc., S&P 500 Index Fund, formerly one of the portfolios constituting INVESCO Specialty Funds, Inc., Small Company Growth Fund, formerly the sole portfolio constituting INVESCO Emerging Opportunity Funds, Inc. and Value Equity Fund, formerly one of the portfolios constituting INVESCO Value Trust Funds, Inc. (collectively, the "Old Funds") were reorganized into the Fund, effective July 15, 1999.

The business and operations of the Old Funds were assumed and carried on by the Fund without any change in investment objectives or policies. As part of the reorganization, the Blue Chip Growth, Small Company Growth and Value Equity Funds' fiscal year-ends were changed from August 31, May 31 and August 31, respectively, to July 31.

The investment objectives of the Funds are: To seek long-term capital growth for Blue Chip Growth and Small Company Growth Funds; to seek appreciation of capital for Dynamics, INVESCO Endeavor and Growth & Income Funds; to provide both price performance and income comparable to the Standard and Poor's 500 composite stock index for the S&P 500 Index Fund; and to achieve a high total return on investments through capital appreciation and current income for Value Equity Fund.

The S&P 500 Index Fund offers two classes of shares, referred to as Class I shares and Class II shares. Class I shares are not subject to any distribution fees, while Class II shares are subject to an annual distribution fee of 0.25% of the Fund's annual average net assets attributable to Class II shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS -- S&P 500 Index Fund may enter into futures contracts for non-speculative purposes. Upon entering into a contract, S&P 500 Index Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, S&P 500 Index Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by S&P 500 Index Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, S&P 500 Index Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. S&P 500 Index Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

E. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. S&P 500 Index and Value Equity Funds incurred and elected to defer post-October 31 net foreign currency losses of $187 and $676, respectively, to the year ended July 31, 2000.

To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders. Of the ordinary income distributions declared for the period ended July 31, 1999, 0.11%, 90.85% and 66.81% for Blue Chip Growth Fund, S&P 500 Index Fund and Value Equity Fund, respectively, qualified for the dividends received deduction available to the Fund's corporate shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

For the period ended July 31, 1999, the effects of such differences were as follows:

                                                                   ACCUMULATED
                                                 ACCUMULATED      UNDISTRIBUTED
                                               UNDISTRIBUTED       NET REALIZED
                                                         NET            GAIN ON
                                                  INVESTMENT         INVESTMENT
FUND                                                  INCOME         SECURITIES
--------------------------------------------------------------------------------
Blue Chip Growth Fund                         $      851,250     $     (851,250)
Dynamics Fund                                      1,803,600         (1,803,600)
INVESCO Endeavor Fund                                346,325           (346,325)
Growth & Income Fund                                  63,611            (63,611)
S & P 500 Index Fund                                   (189)               189
Small Company Growth Fund                            492,728           (492,728)
Value Equity Fund                                      (680)               680

Net investment income (loss), net realized gains, paid-in capital and net assets were not affected.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. EXPENSEs -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Blue Chip Growth and Dynamics Funds, and Distribution Fees for Blue Chip Growth Fund are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

For the period ended July 31, 1999, Fees and Expenses Paid Indirectly consisted of the following:

                                               CUSTODIAN FEES       DISTRIBUTION
FUND                                             AND EXPENSES               FEES
--------------------------------------------------------------------------------
Blue Chip Growth Fund                          $      118,232     $       14,552
Dynamics Fund                                          79,027                  0
INVESCO Endeavor Fund                                   3,255                  0
Growth & Income Fund                                    2,072                  0
S&P 500 Index Fund                                     14,152                  0
Small Company Growth Fund                               8,856                  0
Value Equity Fund                                      32,463                  0

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                         AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
                                          $700          $2        $4          $6
                    $0 TO    $350 TO   MILLION     BILLION   BILLION     BILLION      OVER
                     $350       $700     TO $2       TO $4     TO $6       TO $8        $8
FUND              MILLION    MILLION   BILLION     BILLION   BILLION     BILLION   BILLION
-------------------------------------------------------------------------------------------
Blue Chip Growth
   Fund             0.60%      0.55%     0.50%    0.45%(a)  0.40%(a)   0.375%(a)  0.35%(a)
Dynamics Fund       0.60%      0.55%     0.50%    0.45%(a)  0.40%(a)   0.375%(a)  0.35%(a)
Small Company
   Growth Fund      0.75%      0.65%     0.55%    0.45%(a)  0.40%(a)   0.375%(a)  0.35%(a)


                                         AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
                                $500        $1          $2        $4          $6
                    $0 TO    MILLION   BILLION     BILLION   BILLION     BILLION      OVER
                     $500      TO $1     TO $2       TO $4     TO $6       TO $8        $8
FUND              MILLION    BILLION   BILLION     BILLION   BILLION     BILLION   BILLION
-------------------------------------------------------------------------------------------
INVESCO Endeavor
   Fund(b)          0.75%      0.65%     0.55%       0.45%     0.40%      0.375%     0.35%
Growth & Income
   Fund(b)          0.75%      0.65%     0.55%       0.45%     0.40%      0.375%     0.35%
Value Equity Fund   0.75%      0.65%     0.50%    0.45%(a)  0.40%(a)   0.375%(a)  0.35%(a)


S&P 500 Index Fund's investment advisory fee is based on the annual rate of 0.25% of average net assets.

(a) These additional contractual breakpoints became effective May 13, 1999.

(b) Prior to May 13, 1999, the investment advisory fee was computed at an annual rate of 0.75% of each Fund's average net assets. Effective May 13, 1999, the investment advisory fee became contractual and is computed at the above rates.

In accordance with a Sub-Advisory Agreement between IFG and World Asset management ("World"), unaffiliated with any IFG entity, investment decisions of S&P 500 Index Fund are made by World. A separate Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, investment decisions of Value Equity Fund are made by ICM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the period ended July 31, 1999, Blue Chip Growth, Dynamics, INVESCO Endeavor, Growth & Income, S&P 500 Index - Class II, Small Company Growth and Value Equity Funds paid the Distributor $2,507,538, $1,291,398, $49,244, $34,245, $88,491, $138,369 and
$915,156, respectively, under the plan of distribution.

IFG receives a transfer agent fee from each Fund at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Agreement, each Fund paid IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. Effective May 13, 1999, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Growth & Income, S&P 500 Index, Small Company Growth and Value Equity Funds.

A 1% redemption fee is retained by S&P 500 Index Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by S&P 500 Index Fund. Total redemption fees received by S&P 500 Index Fund for the year ended July 31, 1999 were $33,197.

NOTE 3 -- ACQUISITION OF INVESCO DIVERSIFIED FUNDS, INC. -- SMALL COMPANY VALUE FUND ("TARGET FUND"). On June 4, 1999, Small Company Growth Fund acquired all the net assets of the Target Fund pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 3,019,096 shares of Small Company Growth Fund (valued at $37,196,562) for 3,719,526 shares of the Target Fund outstanding on June 4, 1999. The Target Fund's net assets at that date ($37,196,562) including $3,216,394 of unrealized appreciation were combined with those of Small Company Growth Fund. The aggregate net assets of Small Company Growth Fund and the Target Fund immediately before the acquisition were $341,636,283 and $37,196,562, respectively. The net assets of Small Company Growth Fund after the acquisition were $378,832,845.

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended July 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                PURCHASES              SALES
--------------------------------------------------------------------------------
Blue Chip Growth Fund                          $1,636,446,248     $1,500,237,376
Dynamics Fund                                     739,823,788        471,630,753
INVESCO Endeavor Fund                              74,672,373         39,279,224
Growth & Income Fund                               29,212,878         25,775,403
S&P 500 Index Fund                                 41,684,828            870,276
Small Company Growth Fund                         171,921,698        137,480,550
Value Equity Fund                                  83,034,987        147,177,538

There were no purchases or sales of U.S. Government securities.

NOTE 5 -- APPRECIATION AND DEPRECIATION. At July 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                       GROSS             GROSS               NET
FUND                            APPRECIATION      DEPRECIATION      APPRECIATION
--------------------------------------------------------------------------------
Blue Chip Growth Fund         $  274,703,513    $   25,821,207    $  248,882,306
Dynamics Fund                    597,656,093        36,101,221       561,554,872
INVESCO Endeavor Fund             15,030,252         5,520,890         9,509,362
Growth & Income Fund               7,789,648         1,658,377         6,131,271
S&P 500 Index Fund                 9,068,811         2,067,650         7,001,161
Small Company Growth Fund         66,822,580        10,315,694        56,506,886
Value Equity Fund                145,245,276         6,950,047       138,295,229

NOTE 6 -- Transactions With Affiliates. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI. At July 31, 1999, 10.76% of outstanding shares of S&P 500 Index Fund - Class I were held by IFG or affiliated parties.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the period ended July 31, 1999, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                     UNFUNDED
                                   PENSION            ACCRUED            PENSION
FUND                              EXPENSES      PENSION COSTS          LIABILITY
--------------------------------------------------------------------------------
Blue Chip Growth Fund       $       16,332     $       33,980     $       86,632
Dynamics Fund                        5,161             37,426            102,477
Growth & Income Fund                    96                491                770
S&P 500 Index Fund                     272                463                727
Small Company Growth Fund              812             13,812             39,638
Value Equity Fund                    7,843             11,070             31,559

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the period ended July 31, 1999, for INVESCO Endeavor Fund.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO

Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At July 31, 1999, there were no such borrowings.

          ------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors and Shareholders of INVESCO Stock Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Blue Chip Growth Fund (formerly the sole portfolio constituting INVESCO Growth Fund, Inc.), INVESCO Dynamics Fund, INVESCO Endeavor Fund, INVESCO Growth and Income Fund, INVESCO S&P 500 Index Fund (formerly one of the portfolios constituting INVESCO Specialty Funds, Inc.), INVESCO Small Company Growth Fund (formerly the sole portfolio constituting INVESCO Emerging Opportunity Funds, Inc.) and INVESCO Value Equity Fund (formerly one of the portfolios constituting INVESCO Value Trust Funds, Inc.), collectively INVESCO Stock Funds, Inc. (formerly known as INVESCO Equity Funds, Inc. which was formerly known as INVESCO Capital Appreciation Funds, Inc., hereafter referred to as the "Fund") at July 31, 1999, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
August 25, 1999

FINANCIAL HIGHLIGHTS

Blue Chip Growth Fund
(For a Fund Share Outstanding Throughout Each Period)

                                 PERIOD
                                  ENDED
                                JULY 31                    YEAR ENDED AUGUST 31
-----------------------------------------------------------------------------------------------
                                1999(a)        1998        1997      1996        1995      1994
PER SHARE DATA
Net Asset Value --
   Beginning of Period        $    5.15     $  6.06     $  5.44   $  5.33   $    5.34   $  5.28
===============================================================================================
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income(b)           0.00        0.02        0.01      0.03        0.05      0.03
Net Gains on Securities
   (Both Realized and
    Unrealized)                    2.11        0.69        1.39      0.95        0.49      0.11
===============================================================================================
TOTAL FROM INVESTMENT
   OPERATIONS                      2.11        0.71        1.40      0.98        0.54      0.14
===============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income(c)                       0.00        0.02        0.01      0.03        0.05      0.03
Distributions from Capital Gains   0.51        1.60        0.77      0.84        0.50      0.05
===============================================================================================
TOTAL DISTRIBUTIONS                0.51        1.62        0.78      0.87        0.55      0.08
===============================================================================================
Net Asset Value --
   End of Period              $    6.75     $  5.15     $  6.06   $  5.44   $    5.33   $  5.34
===============================================================================================

TOTAL RETURN                  42.06%(d)      13.42%      28.14%    20.23%      12.05%     2.52%

RATIOS
Net Assets -- End of Period
   ($000 Omitted)            $1,232,908    $747,739    $709,220  $596,726    $501,285  $488,411
Ratio of Expenses to Average
   Average Net Asset        1.03%(e)(f)    1.04%(e)    1.07%(e)  1.05%(e)       1.06%     1.03%
Ratio of Net Investment Income
   to Average Net Assets     (0.08%)(f)       0.37%       0.22%     0.64%       1.07%     0.47%
Portfolio Turnover Rate         134%(d)        153%        286%      207%        111%       63%


(a) From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.

(b) Net Investment Income for the period ended July 31, 1999, aggregated less than $0.01 on a per share basis.

(c) Distributions in excess of net investment income for the period ended July 31, 1999 and for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

(f) Annualized

FINANCIAL HIGHLIGHTS

Dynamics Fund
(For a Fund Share Outstanding Throughout Each Period)

                                 PERIOD
                                  ENDED
                                JULY 31                            YEAR ENDED APRIL 30
----------------------------------------------------------------------------------------------------------
                                 1999(a)            1999         1998       1997        1996          1995
PER SHARE DATA
Net Asset Value --
   Beginning of Period         $   18.15       $   16.41    $   12.02    $ 13.61    $  11.38    $    10.15
==========================================================================================================
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income (Loss)(b)     0.00            0.00        (0.05)     (0.04)       0.02          0.03
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                  1.24            3.04         6.39      (0.19)       3.94          1.34
==========================================================================================================
TOTAL FROM INVESTMENT
   OPERATIONS                       1.24            3.04         6.34      (0.23)       3.96          1.37
==========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income(c)                        0.00            0.00         0.00       0.00        0.02          0.03
Distributions from Capital Gains    0.00            1.30         1.95       1.36        1.71          0.11
==========================================================================================================
TOTAL DISTRIBUTIONS                 0.00            1.30         1.95       1.36        1.73          0.14
==========================================================================================================
Net Asset Value --
   End of Period               $   19.39       $   18.15    $   16.41    $ 12.02    $  13.61    $    11.38
==========================================================================================================

TOTAL RETURN                    6.83%(d)          20.83%       56.42%    (2.34%)      36.32%        13.57%

RATIOS
Net Assets -- End of Period
   ($000 Omitted)             $2,471,482      $2,044,321   $1,340,299   $762,396    $778,416     $ 421,600
Ratio of Expenses to Average
   Net Assets                1.03%(e)(g)        1.05%(e)     1.08%(e)   1.16%(e)    1.14%(e)      1.20%(f)
Ratio of Net Investment
   Income (Loss) to Average
   Net Assets                 (0.32%)(g)         (0.41%)      (0.43%)    (0.31%)       0.16%      0.33%(f)
Portfolio Turnover Rate           23%(d)            129%         178%       204%        196%          176%


(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the period ended July 31, 1999 and for the year ended April 30, 1999.

(c) Distributions in excess of net investment income for the year ended April 30, 1996, aggregated less than $0.01 on a per share basis.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

(f) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and ratio of net investment income to average net assets would have been 0.31%.

(g) Annualized

FINANCIAL HIGHLIGHTS

INVESCO Endeavor Fund
(For a Fund Share Outstanding Throughout Each Period)

                                                 PERIOD               PERIOD
                                                  ENDED                ENDED
                                                JULY 31             APRIL 30
--------------------------------------------------------------------------------
                                              1999(a)(b)             1999(c)

PER SHARE DATA
Net Asset Value-- Beginning of Period        $    16.32            $   10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                              (0.03)               (0.03)
Net Gains on Securities (Both Realized
  and Unrealized)                                  0.32                 6.35
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   0.29                 6.32
================================================================================
Net Asset Value-- End of Period              $    16.61            $   16.32
================================================================================

TOTAL RETURN                                   1.78%(d)            63.20%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)    $  109,532            $  72,592
Ratio of Expenses to Average Net Assets(e)     1.49%(f)             1.43%(f)
Ratio of Net Investment Loss to Average
  Net Assets                                 (0.83%)(f)           (0.55%)(f)
Portfolio Turnover Rate                          47%(d)              107%(d)

(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

(b) The per share information was computed using average shares.

(c) From October 28, 1998, commencement of investment operations, to April 30, 1999.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

(f) Annualized

FINANCIAL HIGHLIGHTS

Growth & Income Fund
(For a Fund Share Outstanding Throughout Each Period)

                                                    PERIOD             PERIOD
                                                     ENDED              ENDED
                                                   JULY 31           APRIL 30
--------------------------------------------------------------------------------
                                                   1999(a)            1999(b)
PER SHARE DATA
Net Asset Value-- Beginning of Period          $     14.54        $     10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(c)                                0.00               0.00
Net Gains on Securities (Both Realized
  and Unrealized)                                     0.83               5.22
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      0.83               5.22
================================================================================
LESS DISTRIBUTIONS
Distributions From Capital Gains                      0.00               0.68
================================================================================
Net Asset Value-- End of Period                $     15.37        $     14.54
================================================================================

TOTAL RETURN                                      5.71%(d)          53.07%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)     $     61,316       $    53,994
Ratio of Expenses to Average Net Assets(e)(f)     1.52%(g)          1.52%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                                 (0.45%)(g)        (0.25%)(g)
Portfolio Turnover Rate                             46%(d)           121%(d)

(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

(b) From July 1, 1998, commencement of investment operations, to April 30, 1999.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the periods ended July 31, 1999 and April 30, 1999.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f) Various expenses of the Fund were voluntarily absorbed by IFG for the periods ended July 31, 1999 and April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.75% (annualized) and 1.71% (annualized) respectively, and ratio of net investment loss to average net assets would have been (0.68%) (annualized) and (0.44%) (annualized), respectively.

(g) Annualized

FINANCIAL HIGHLIGHTS

S & P 500 Index Fund
(For a Fund Share Outstanding Throughout Each Period)

                                                             CLASS I                     CLASS II

                                                         YEAR        PERIOD        YEAR           PERIOD
                                                        ENDED         ENDED       ENDED            ENDED
                                                      JULY 31       JULY 31     JULY 31          JULY 31
--------------------------------------------------------------------------------------------------------------
                                                         1999       1998(a)         1999         1998(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period              $    12.01     $   10.00     $  12.14       $   10.00
==============================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                    0.18          0.11         0.14            0.07
Net Gains on Securities
    (Both Realized and Unrealized)                       2.26          1.98         2.29            2.14
==============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         2.44          2.09         2.43            2.21
==============================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                     0.19          0.08         0.13            0.07
Distributions from Capital Gains                         0.05          0.00         0.05            0.00
==============================================================================================================
TOTAL DISTRIBUTIONS                                      0.24          0.08         0.18            0.07
==============================================================================================================
Net Asset Value-- End of Period                     $   14.21     $   12.01      $ 14.39       $   12.14
==============================================================================================================

TOTAL RETURN(b)                                        20.40%     20.93%(c)       20.09%       22.11%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $  4,420     $   3,259     $ 64,613      $   15,065
Ratio of Expenses to Average Net Assets(d)(e)           0.35%      0.46%(f)        0.60%        0.62%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                         1.36%      1.96%(f)        1.06%        1.52%(f)
Portfolio Turnover Rate                                    2%      0%(c)(g)           2%        0%(c)(g)


(a) From December 23, 1997, commencement of investment operations, through July 31, 1998.

(b) The applicable redemption fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

(e) Various expenses of the Fund were voluntarily absorbed by IFG for the year ended July 31, 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.17% and 2.51% (annualized) for Class I, respectively, and 0.99% and 1.71% (annualized) for Class II, respectively, and ratio of net investment income (loss) to average net assets would have been 0.54%
    and (0.09%) (annualized) for Class I , respectively, and 0.67% and 0.42% (annualized) for Class II, respectively.

(f) Annualized

(g) Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS

Small Company Growth Fund
(For a Fund Share Outstanding Throughout Each Period)

                                        PERIOD
                                         ENDED
                                       JULY 31                              YEAR ENDED MAY 31
----------------------------------------------------------------------------------------------------------------------------
                                       1999(a)           1999          1998           1997           1996              1995
PER SHARE DATA
Net Asset Value --
   Beginning of Period                 $ 12.08        $ 11.90       $ 12.82        $ 14.38        $  9.37           $ 11.40
============================================================================================================================
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income (Loss)(b)           0.00           0.00        (0.06)         (0.07)         (0.06)              0.04
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)         1.53           1.35          2.56          (0.96)          5.25              0.46
============================================================================================================================
TOTAL FROM INVESTMENT
   OPERATIONS                             1.53           1.35          2.50          (1.03)          5.19              0.50
============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income                                 0.00           0.00          0.00           0.00            0.00             0.04
Distributions from Capital Gains          0.00           1.17          3.42           0.53            0.18             2.49
============================================================================================================================
TOTAL DISTRIBUTIONS                       0.00           1.17          3.42           0.53            0.18             2.53
============================================================================================================================
Net Asset Value --
   End of Period                       $ 13.61        $ 12.08       $ 11.90        $ 12.82         $ 14.38          $  9.37
============================================================================================================================

TOTAL RETURN                         12.67%(c)         12.91%        22.65%        (7.08%)          55.78%            4.98%

RATIOS
Net Assets -- End of Period
   ($000 Omitted)                     $452,861       $318,109      $272,619       $294,259        $370,029         $153,727
Ratio of Expenses to Average
   Net Assets(d)                   1.50%(e)(f)       1.51%(e)      1.48%(e)       1.52%(e)        1.48%(e)            1.49%
Ratio of Net Investment Income
   (Loss) to Average Net Assets(d)  (0.69%)(f)        (0.58%)       (0.42%)        (0.55%)         (0.78%)            0.41%
Portfolio Turnover Rate                 41%(c)           203%          158%           216%            221%             228%


(a) From June 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

(b) Net Investment Income (Loss) for the period ended July 31, 1999 and the year ended May 31, 1999 aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended July 31, 1999 and for the years ended May 31, 1999, 1997 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.62% (annualized), 1.59%, 1.54% and 1.52%, respectively, and ratio of net investment income (loss) to average net assets would have been (0.81%) (annualized), (0.66%), (0.57%), and 0.38%, respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f) Annualized

FINANCIAL HIGHLIGHTS

Value Equity Fund
(For a Fund Share Outstanding Throughout Each Period)

                                        PERIOD
                                         ENDED
                                       JULY 31                                  YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------------------------
                                       1999(a)            1998           1997           1996           1995            1994
PER SHARE DATA
Net Asset Value --
   Beginning of Period                 $ 25.68         $ 28.30        $ 22.24        $ 19.53        $ 18.12         $ 17.79
============================================================================================================================
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                     0.17            0.26           0.35           0.35           0.39            0.36
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)         6.25          (0.43)           6.62           3.09           2.58            1.20
============================================================================================================================
TOTAL FROM INVESTMENT
   OPERATIONS                             6.42          (0.17)           6.97           3.44           2.97            1.56
============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income                                 0.17            0.26           0.35           0.35           0.39            0.31
In Excess of Net Investment
   Income(b)                              0.00            0.00           0.00           0.00           0.00            0.04
Distributions from Capital Gains          2.32            2.19           0.56           0.38           1.17            0.88
============================================================================================================================
TOTAL DISTRIBUTIONS                       2.49            2.45           0.91           0.73           1.56            1.23
============================================================================================================================
Net Asset Value --
   End of Period                       $ 29.61         $ 25.68        $ 28.30        $ 22.24        $ 19.53         $ 18.12
============================================================================================================================

TOTAL RETURN                         25.41%(c)         (1.06%)         32.04%         17.77%         17.84%           9.09%

RATIOS
Net Assets -- End of Period
   ($000 Omitted)                     $369,982        $349,984       $369,766       $200,046       $153,171        $111,850
Ratio of Expenses to Average
   Net Assets(d)                   1.27%(e)(f)        1.15%(e)       1.04%(e)       1.01%(e)          0.97%           1.01%
Ratio of Net Investment Income
   to Average Net Assets(d)           0.63%(f)           0.86%          1.35%          1.64%          2.17%           1.80%
Portfolio Turnover Rate                 22%(c)             48%            37%            27%            34%             53%


(a) From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.

(b) Distributions in excess of net investment income for the period ended July 31, 1999 and for the year ended August 31, 1998, aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended July 31, 1999 and the year ended August 31, 1998. If such expenses had not be voluntarily absorbed, ratio of expenses to average net assets would have been 1.38% (annualized) and 1.19%, respectively, and ratio of net investment income to average net assets would have been 0.52% (annualized) and 0.82%, respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

(f) Annualized

OTHER INFORMATION

UNAUDITED
Blue Chip Growth Fund

On May 20, 1999, a special meeting of the shareholders of Blue Chip Growth Fund was held at which the ten directors identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1), the approval of changes to the fundamental investment restrictions identified below (Proposal 2), the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of Blue Chip Growth Fund from the only series of INVESCO Growth Funds, Inc. to a separate series of INVESCO Stock Funds, Inc. (Proposal 3) and the amendment to the Articles of Restatement of the Articles of Incorporation (Proposal 4) were ratified. The following is a report of the votes cast:

                                                                         WITHHELD/
NOMINEE/PROPOSAL                           FOR          AGAINST           ABSTAIN            TOTAL
---------------------------------------------------------------------------------------------------
Charles W. Brady                   110,922,165              N/A         3,976,814      114,898,979
Fred A. Deering                    111,019,398              N/A         3,879,581      114,898,979
Mark H. Williamson                 110,955,020              N/A         3,943,959      114,898,979
Dr. Victor L. Andrews              111,002,866              N/A         3,896,113      114,898,979
Bob R. Baker                       111,011,063              N/A         3,887,916      114,898,979
Lawrence H. Budner                 111,084,702              N/A         3,814,277      114,898,979
Dr. Wendy Lee Gramm                111,044,524              N/A         3,854,455      114,898,979
Kenneth T. King                    111,027,085              N/A         3,871,894      114,898,979
John W. McIntyre                   111,058,691              N/A         3,840,288      114,898,979
Dr. Larry Soll                     111,051,935              N/A         3,847,044      114,898,979

Proposal 1                         108,421,506        1,144,082         5,333,390      114,898,978

Proposal 2
Modification of Fundamental
   Investment Restrictions on:
a --Loans                          96,170,679        5,366,285        13,362,015      114,898,979
b --Investing in commodities       96,207,922        5,329,042        13,362,015      114,898,979
c --Real estate investments        96,273,595        5,263,369        13,362,015      114,898,979
d --Underwriting securities        96,243,584        5,293,380        13,362,015      114,898,979
e --Industry concentration         96,220,615        5,316,349        13,362,015      114,898,979
Elimination of Fundamental
   Investment Restrictions on:
f --Issuing preference shares
   and creating funded debt and
   adoption of fundamental
   restriction on the issuance
   of senior securities            96,123,721        5,413,243        13,362,015      114,898,979
g --Investing in companies
   for the purpose of exercising
   control or management           96,264,671        5,272,293        13,362,015      114,898,979


                                                                       WITHHELD/
NOMINEE/PROPOSAL                          FOR          AGAINST           ABSTAIN            TOTAL
---------------------------------------------------------------------------------------------------
Blue Chip growth fund (continued)
h --Investing in illiquid
   securities and adoption of
   non-fundamental restriction
   on investing in illiquid
   securities                      96,148,096        5,388,868        13,362,015      114,898,979
i --Ownership of securities
   also owned by directors and
   officers of the Fund or its
   investment adviser              96,129,247        5,407,717        13,362,015      114,898,979

Proposal 3                         97,559,713        4,973,288        12,365,978      114,898,979

Proposal 4
Elimination from Articles of
   Fundamental Investment
   Restrictions on:
a --Short sales and margin
   purchases and adoption of
   non-fundamental restriction
   on short sales and margin
   purchases                       96,478,355        5,188,637        13,231,987      114,898,979
b --Borrowing                      96,471,710        5,195,282        13,231,987      114,898,979
c --Joint trading activities       96,500,399        5,166,593        13,231,987      114,898,979
d --Investing in another
   investment company              96,565,435        5,101,557        13,231,987      114,898,979
e --Issuer diversification         96,572,882        5,094,110        13,231,987      114,898,979
f --Loans to affiliates            96,469,301        5,197,691        13,231,987      114,898,979

UNAUDITED

On May 20, 1999, a special meeting of the shareholders of S&P 500 Index Fund was held at which the ten directors identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1), the approval of changes to the fundamental investment restrictions identified below (Proposal
2) and the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from a separate series of INVESCO
Specialty Funds, Inc. to a separate series of INVESCO Stock Funds, Inc. (Proposal 3). The following is a report of the votes cast:

                                                                         WITHHELD/
NOMINEE/PROPOSAL                            FOR          AGAINST           ABSTAIN            TOTAL
----------------------------------------------------------------------------------------------------
S & P 500 Index Fund -- Class I
Charles W. Brady                        268,955              N/A                 0          268,955
Fred A. Deering                         268,955              N/A                 0          268,955
Mark H. Williamson                      268,955              N/A                 0          268,955
Dr. Victor L. Andrews                   268,955              N/A                 0          268,955
Bob R. Baker                            268,955              N/A                 0          268,955
Lawrence H. Budner                      268,955              N/A                 0          268,955
Dr. Wendy Lee Gramm                     268,955              N/A                 0          268,955
Kenneth T. King                         268,955              N/A                 0          268,955
John W. McIntyre                        268,955              N/A                 0          268,955
Dr. Larry Soll                          268,955              N/A                 0          268,955

Proposal 1                              268,955                0                 0          268,955

Proposal 2
Modification of Fundamental
   Investment Restrictions on:
a --Investment objectives of
   Realty Fund                          267,744                0             1,211          268,955
b --Issuer diversification              267,744                0             1,211          268,955
c --Borrowing securities and
   adoption of non-fundamental
   restriction on borrowing             267,744                0             1,211          268,955
d --Real estate investments             267,744                0             1,211          268,955
e --Investing in commodities            267,744                0             1,211          268,955
f --Loans                               267,744                0             1,211          268,955
g --Underwriting securities             267,744                0             1,211          268,955
h --Industry concentration for
   Latin American Growth Fund
   only                                 267,744                0             1,211          268,955
I --Investing in another
   investment company                   267,744                0             1,211          268,955
Adoption of Fundamental
   Restriction on:
j --Issuance of senior securities       267,744                0             1,211          268,955

Proposal 3                              268,790                0               165          268,955

                                                                      WITHHELD/
NOMINEE/PROPOSAL                         FOR          AGAINST           ABSTAIN            TOTAL
---------------------------------------------------------------------------------------------------
S & P 500 Index Fund -- Class II
Charles W. Brady                   2,119,724              N/A            92,065        2,211,789
Fred A. Deering                    2,119,724              N/A            92,065        2,211,789
Mark H. Williamson                 2,119,724              N/A            92,065        2,211,789
Dr. Victor L. Andrews              2,119,724              N/A            92,065        2,211,789
Bob R. Baker                       2,119,724              N/A            92,065        2,211,789
Lawrence H. Budner                 2,119,724              N/A            92,065        2,211,789
Dr. Wendy Lee Gramm                2,119,724              N/A            92,065        2,211,789
Kenneth T. King                    2,119,724              N/A            92,065        2,211,789
John W. McIntyre                   2,119,724              N/A            92,065        2,211,789
Dr. Larry Soll                     2,119,724              N/A            92,065        2,211,789

Proposal 1                         2,067,497           24,475           119,816        2,211,788

Proposal 2
Modification of Fundamental
   Investment Restrictions on:
a --Investment objectives of
   Realty Fund                     1,852,010          116,076           243,703        2,211,789
b --Issuer diversification         1,852,010          116,076           243,703        2,211,789
c --Borrowing securities and
   adoption of non-fundamental
   restriction on borrowing        1,852,010          116,076           243,703        2,211,789
d --Real estate investments        1,852,010          116,076           243,703        2,211,789
e --Investing in commodities       1,852,010          116,076           243,703        2,211,789
f --Loans                          1,852,010          116,076           243,703        2,211,789
g --Underwriting securities        1,852,010          116,076           243,703        2,211,789
h --Industry concentration for
   Latin American Growth Fund
   only                            1,852,010          116,076           243,703        2,211,789
i --Investing in another
   investment company              1,852,010          116,076           243,703        2,211,789
Adoption of Fundamental
   Restriction on:
j --Issuance of senior securities  1,852,010          116,076           243,703        2,211,789

Proposal 3                         1,862,360          127,526           221,903        2,211,789

UNAUDITED

On May 20, 1999, a special meeting of the shareholders of Value Equity Fund was held at which the ten trustees identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1), the approval of changes to the fundamental investment restrictions identified below (Proposal
2) and the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of Value Equity Fund from a separate series of INVESCO Value Trust to a separate series of a Maryland Corporation, INVESCO Stock Funds, Inc. (Proposal 3) were ratified. The following is a report of the votes cast:

                                                                      WITHHELD/
NOMINEE/PROPOSAL                         FOR          AGAINST           ABSTAIN            TOTAL
---------------------------------------------------------------------------------------------------
Value Equity Fund
Charles W. Brady                   8,979,185              N/A           615,276        9,594,461
Fred A. Deering                    8,982,098              N/A           612,363        9,594,461
Mark H. Williamson                 8,981,788              N/A           612,673        9,594,461
Dr. Victor L. Andrews              8,983,188              N/A           611,273        9,594,461
Bob R. Baker                       8,983,745              N/A           610,716        9,594,461
Lawrence H. Budner                 8,982,569              N/A           611,892        9,594,461
Dr. Wendy Lee Gramm                8,980,094              N/A           614,367        9,594,461
Kenneth T. King                    8,984,726              N/A           609,735        9,594,461
John W. McIntyre                   8,984,460              N/A           610,001        9,594,461
Dr. Larry Soll                     8,985,222              N/A           609,239        9,594,461

Proposal 1                         8,798,252          202,783           593,424        9,594,459

Proposal 2
Modification of Fundamental
   Investment Restrictions on:
a --Industry concentration
   and adoption of certain
   non-fundamental restrictions    8,317,684          316,250           960,527        9,594,461
b --Issuer diversification         8,317,684          316,250           960,527        9,594,461
c --Underwriting securities        8,317,684          316,250           960,527        9,594,461
d --Borrowing and adoption of
   non-fundamental policy on
   borrowing                       8,317,684          316,250           960,527        9,594,461
e --Issuance of senior securities  8,317,684          316,250           960,527        9,594,461
f --Real estate investments        8,317,684          316,250           960,527        9,594,461
g --Investing in commodities       8,317,684          316,250           960,527        9,594,461
h --Loans                          8,317,684          316,250           960,527        9,594,461
i --Investing in another
   investment company and
   adoption of non-fundamental
   investment policy regarding
   investment in securities issued
   by other investment companies   8,317,684          316,250           960,527        9,594,461

                                                                           WITHHELD/
NOMINEE/PROPOSAL                              FOR          AGAINST           ABSTAIN            TOTAL
-------------------------------------------------------------------------------------------------------
Value Equity Fund (Continued)
Elimination of Fundamental
   Investment Restrictions on:
j --Investing in companies for
   the purpose of exercising control
   or management                        8,317,684          316,250           960,527        9,594,461
k --Mortgaging, pledging or
   hypothecating securities             8,317,684          316,250           960,527        9,594,461
l --Short sales and margin
   purchases and adoption of
   non-fundamental restriction
   on short sales and margin
   purchases                            8,317,684          316,250           960,527        9,594,461
m --Investing in illiquid
   securities and adoption of
   non-fundamental restriction
   on investing in illiquid
   securities                           8,317,684          316,250           960,527        9,594,461

Proposal 3                              8,577,646           72,134           944,681        9,594,461

                                         INVESCO Family of Funds

                                                                                Newspaper
Fund Name                               Fund Code         Ticker Symbol       Abbreviation
----------------------------------------------------------------------------------------------
Stock
Growth & Income                             21                IVGIX              Gro&Inc
Blue Chip Growth                            10                FLRFX              BlChpGro
Dynamics                                    20                FIDYX              Dynm
Small Company Growth                        60                FIEGX              SmCoGth
INVESCO Endeavor                            61                IVENX              Endeavor
Value Equity                                46                FSEQX              ValEq
S&P 500 Index Fund-Class II                 23                ISPIX              SP500II
----------------------------------------------------------------------------------------------
Bond
U.S. Government Securities                  32                FBDGX              USGvt
Select Income                               30                FBDSX              SelInc
High Yield                                  31                FHYPX              HiYld
Tax-Free Bond (formerly
  Tax-Free Long-Term Bond)                  35                FTIFX              TxFre
----------------------------------------------------------------------------------------------
Combination Stock & Bond
Equity Income
(formerly Industrial Income)                15                FIIIX              EquityInc
Total Return                                48                FSFLX              TotRtn
Balanced                                    71                IMABX              Bal
----------------------------------------------------------------------------------------------
Sector
Energy                                      50                FSTEX              Enrgy
Financial Services                          57                FSFSX              FinSvc
Gold                                        51                FGLDX              Gold
Health Sciences                             52                FHLSX              HlthSc
Leisure                                     53                FLISX              Leisur
Realty                                      42                IVSRX              Realty
Technology-Class II                         55                FTCHX              Tech
Utilities                                   58                FSTUX              Util
Telecommunications                          39                ISWCX              Telecomm
(formerly Worldwide Communications)
----------------------------------------------------------------------------------------------
International
International Blue Chip                     09                IIBCX              ItlBlChp
Pacific Basin                               54                FPBSX              PcBas
European                                    56                FEURX              Europ
Latin American Growth                       34                IVSLX              LtnAmerGr
----------------------------------------------------------------------------------------------
Money Market
U.S. Government Money                       44                FUGXX              InvGvtMF
Cash Reserves                               25                FDSXX              InvCshR
Tax-Free Money                              40                FFRXX              InvTaxFree
Treasurer's Money Market Reserve            96                IMRXX              InvescoMMR
Treasurer's Tax-Exempt Reserve              95                ITTXX              InvescoTTE


FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE CALL US AT 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                 [INVESCO ICON]
                                     INVESCO


                                   YOU SHOULD
                                    KNOW WHAT
                                INVESCO KNOWS(TM)






We're easy to stay in touch with:

Investor Services: 1-800-525-8085
PAL(R), your Personal Account Line: 1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek, 3003 East Third Avenue, Suite 1
Denver Tech Center, 7800 East Union Avenue, Lobby Level

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, CO 80217-3706

This information must be preceded or accompanied by a current prospectus.

















AFQ 9022 8/99